Listing Report:Supplement No. 127 dated Dec 21, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 277238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.41%	Starting borrower rate/APR:	8.41% / 10.73%	Starting monthly payment:	$47.29

Auction yield range:	4.20% - 7.41%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1992	Debt/Income ratio:	15%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,110	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Sidney22	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
computer purchase
I am applying for a personal loan to purchase a rebuilt computer from Gainsaver for our church media software. Our current PC went down again and I have no plans to repair it since it's too old. I'm asking $1,500, 2 year term.

I've worked for Koa Trading Co. for about 7 years full time. I've worked with Hawaii Credit Counseling to bring down my debt and have been on time for the last 4 years or so.

My budget will allow for this loan and I am highly motivated to repay this loan since I worked very hard to reach where I am today.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 352698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$543.79

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1998	Debt/Income ratio:	26%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$16,243	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Lonpoh	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The Interest is Killing Me
Purpose of loan:
I would like to consolidate my current debt into one lump sum payment at a lower interest rate.?

My financial situation:
I always pay by bills on time and often pay more than the minimum amount due.? We have recently paid off a few credit cards but then.....my 16-year old son was diagnosed with cancer.? The prognosis is good, but the medical bills are a killer.? If I could consolidate my high interest debt into a smaller interest payment, we could manage daily life much better.

Monthly net income: $?

My monthly net is $4,800 (add in my husband's and it's $7,200)!

Monthly expenses: $
??Housing: $ 3,009
??Insurance: $ 200
??Car expenses: $ 680
??Utilities: $ 140
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ 180
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 408056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$157.61

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1995	Debt/Income ratio:	20%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$18,224	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dough-rocket	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Ex-Wife's Car
Purpose of loan:
Refinancing my ex-wife's vehicle so I can change the registration to her name.? I want to remove myself from a position of liability.

My financial situation:
I have a very secure job and have a few investment properties.? I could just liquidate one of my stock trading accounts or a mutual fund but what fun would that be??? My assets are worth more than my liabilities and my monthly cash flow is good, I just need to pay off my ex-wife's vehicle.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$512.66

Auction yield range:	11.20% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1993	Debt/Income ratio:	35%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$27,281	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	graceful-contract	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
I have right at $80,000 worth of credit card debt.? This debt was built as I tried multiple different investment "opportunities" in order to get ahead.? These investments never materialized.? I now make enough money ($80,000 per year and my wife makes a bit more than me) where we should be living comfortably; however, paying more than $2,000 per month to the credit cards makes it tough.

My financial situation:
I am a good candidate for the loan because I have always paid off my loans.? I have a good job in the education sector that I have worked at for about 15 years.? My wife is a physical therapist and has a solid income, as well.

Monthly net income: $?7,700 per month (including wife's salary)

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 300
??Car expenses: $ 0 (we have 4 cars that are all paid off)
??Utilities: $ 450
??Phone, cable, internet: $ 120
??Food, entertainment: $? 800
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 2000? (would be offset by this loan)
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1986	Debt/Income ratio:	18%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,742	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	CanDoMom	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Debt Consolidation
Purpose of loan:
I?have high interest, short term (10 months) loans that I want to consolidate into one loan?with a longer term and lower interest rate.?This should result in a lower monthly payment and allow me to pay more toward reducing my credit card balances. Although my credit score has improved from the last time I was funded, it is still on the low side because my credit card balances are too close to my credit limits. I am continuing to work on paying down the credit cards but have had a few emergency situation arise that have slowed my progress.

My financial situation:
I have a full time job and have been in my current position for almost 8 years. I have been in the same profession for nearly 20 years. In addition to my full time job, from Jan thru Apr of every year I work part time at a second job preparing taxes professionally. The additional income from this job helps me pay down/pay off existing debts.

Monthly net income:?????$ 3981

Monthly expenses:??????? $ 3395
Housing (mortgage):?$1437
Auto loans:??????????????$ 461
Credit cards, loans:? $ 385? *to be reduced if loan funded
Insurance (auto):????? $ 102
Car expenses (gas, etc): $ 300
Utilities:???????????????????????? $?265
Phone, cable, internet:??? $ 145
Food, household expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$351.57

Auction yield range:	8.20% - 15.00%	Estimated loss impact:	8.84%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$192,635	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	exchange-financier	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Debt Consolidation

My financial situation:
I am a good candidate for this loan because I have perfect credit, very low overhead and I offer plenty of collateral.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	6.20% - 34.00%	Estimated loss impact:	5.63%
Lender servicing fee:	1.00%	Estimated return:	28.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$38,882	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	frugal12	Borrower's state:	Arizona	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	760-779 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	740-759 (Oct-2009) 760-779 (Jul-2009) 760-779 (Oct-2008) 780-799 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Prosper Lender
This loan will?replace 2 loans???? Your Christmas Present is the?guaranteed return RATE!

Principal value of active notes: $8,380.17
Average?Prosper income last four months = $649.39
My portfolio states that if everyone paid, I would get 31% :)
Yes! I am NOT receiving?31% return and?knew that up front

Goal accomplished:? Became the bank to 178 people.
Good note:? 1st payoff was an "F" credit score
As J. Paul Getty once said,"I would rather have 1% of 100 peoples efforts than just 100% of my own"

FYI:?Structure of personal debt:
These are minimum payments
$24,278?? =?? 2.99%?? 490/mon
? $1,995?? =?? 1.90%?? 33/mon
??$3,876?? =?? 17.9%?? 93/mon?(this was 9.9%?until October)??????
$3,610?? =?? 9.76%?? 319/mon?If this?was your debt,?what rate would you want?
$33,769 is?today's total.
PAID OFF the rest recently ...

Your funds?will be returned with?interest better than bank!
AUTO PAY 4 SURE!!!??? 91-99% of my bills are auto pay
FYI my home mortgage is paid until February 1, 2010.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$152.45

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1994	Debt/Income ratio:	13%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	19y 11m
Amount delinquent:	$0	Revolving credit balance:	$138,179	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cognizant-power6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Store
Purpose of loan:
This loan will be used to? help add inventory to our home accent store and to help pay certain?bills over the slower part of the retail season. We opened our store in March of 2009 in historical downtown Stillwater, Minnesota.? Our town is a bustling tourist town?in the summer months and a bit?slower after the holiday season.? We would like to use this loan to help pay bills.
My financial situation:
I am a good candidate for this loan because? we have always been on time paying our monthly bills.? We hope to expand our design services over the winter months and that will bring in more revenue to help pay back our loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	35%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,699	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	towering-ore	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FORECLOSURE RESCUE
PLEASE DO NOT PASS ME UP I AM GOOD FOR THE MONEY!!!

Purpose of loan:
This loan will be used to send money home to a family member who is on the verge of losing her home to foreclosure.?

My financial situation:
PLEASE DO NOT JUDGE A BOOK BY ITS CREDIT SCORE COVER. AS A LIFELONG STUDENT, MY CREDIT SCORE WAS DRIVEN BY STUDENT LOANS.

HOWEVER, NOW, I am a great candidate for this loan because my main debt (student loans) are all NOW paid by my employers. I can be reached at any time via email JENFLA1976@YAHOO for documentation to verify?income and debt, etc. My income is almost $60K per year and I have minimal monthly debt.

I have no major family obligations as I have no children and live with a roomate who helps with 1/2 of all housing expenses.

Monthly net income: $ 4,882

Monthly expenses: $?1,718
??Housing: $ 790
??Insurance: $0 paid in full for entire year
??Car expenses: $ 290
??Utilities: $13.00 water?
??Phone, cable, internet: $100 bundled?package
??Food, entertainment: $ 300
??Clothing, household expenses $?100
??Credit cards and other loans: $ 125
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	4.20% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	24%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$81,003	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thrilling-interest7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Smart business loan
Purpose of loan:
This loan will be used to? Secure my equity position in a company I help run and make successful. I've recently started my third business and need some cash to maintain my equity position in that company

My financial situation:
I am a good candidate for this loan because? I've never been late on a loan payment and have always paid down the dept. I have a good income which can support monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.52%	Starting borrower rate/APR:	30.52% / 32.91%	Starting monthly payment:	$76.93

Auction yield range:	11.20% - 29.52%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1978	Debt/Income ratio:	4%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	16y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	3
Screen name:	benevolent-transaction5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repaying loans Sister funeral
Purpose of loan:
This loan will be used to? consolidate short term loans from helping my sister while ill and her death.
The high interest rates keep my from getting them paid in full.? I have dental work and my some medical procedures that need to be done. If I could consolidate the loans with a lower interest rate i could also afford to pay to get my medical work performed.
My future plans are to complete getting lic for foster care, but this can not be done until I get my finaces under control again.

When my sister mate? had first asked me to hlep them, he knew I could not afford at the to pay to stay away from home especially for over a month. He was dying from colon cancer and was to weak to help much. My sister became ill and was in intensive care for almost 2 full months. They lived in a different city than I do, and My sister was sent to a hospital out of state.
They had planned on helping me pay back the loans I had gotten to help care for them including repairs to their truck. Their deaths prevented this.? Due the medical bills there will be no funds left.?

.My financial situation:
I am a good candidate for this loan because?
I have always put my bills first my needs second.? I get paid the first week of every month before I even buy gorceries I pay all my bills.? It is true I had to claim bankruptcy,? I had Id theft , my home had been robbed. ?I applied to refi my home in? 2008 the loan did not close prior to lenders closing their doors.? I was one of the many that lost funds that?I had paid towards my loan that was approved and ready to close. They closed the office I was working with. To date funds have not been returned.
This is what led up to the bankruptcy. Feb 2008 I had a credit score of? 782 and for the first
56 years of my life, or at least from when I established credit my score has always been excellent.?
Monthly net income: $? 2400

Monthly expenses: $
??Housing: $ 829
??Insurance: $? 150
??Car expenses: $ 80
??Utilities: $ 180
??Phone, cable, internet: $ 140
??Food, entertainment: $ 150
??Clothing, household expenses $50
??Credit cards and other loans: $ 600??this will be gone when loans paid off.
??Other expenses: $ medical? 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2003	Debt/Income ratio:	52%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,789	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	doctorgrab	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 660-679 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
finish repairing new home
Purpose of loan:
this loan will be used along with $10000.00 of my own funds to replace the roof, windows, asbestos siding, and repoint the masonry. I purchased this house back in September at a greatly reduced price. I have already spent several months working on the interior, leaving the outside to be done in the spring. once the outside of the house is complete i stand to gain a substantial amount in equity. I am currently living in the house and plan to live in it for at least the next three years if not longer.
My financial situation:
I have worked for the same mom and pop for 13 years, I am currently the General Manager and have job security and a steady paycheck. I will also be taking over the 40 year old business when the current owner retires in a few years. I will easily be able to pay back this loan, see my financial breakdown below. I am also a prosper investor with $2000 invested with an average 28% return this will be my second loan, first loan was paid in full with no late payments. With any equity i can get from this property I plan to use it to rehabilitate and rent additional properties
Monthly net income: $
$2150 after taxes
Monthly expenses: $
??Housing: $ 381.00-this includes taxes and insurance also my fiance pays the other half, total Mortgage payment $762.
??Insurance: $ 38-car
??Car expenses: $ 100
??Utilities: $ 120
??Phone, cable, internet: $ 45
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $
Total $ Out:$1084
This Leaves Me $1066 monthly for savings and paying back this loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$219.94

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1987	Debt/Income ratio:	17%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	43	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,042	Occupation:	Other
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	18
Screen name:	rodstid	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cards and install fireplace
Purpose of loan:
This loan will be used to pay down credit cards and install gas fireplace in home

My financial situation:
I am a good candidate for this loan because...7 years at job , working hard to right past credit problems.

Monthly net income: $ 11000.00

Monthly expenses: $
??Housing: $ 1800.00
??Insurance: $ 300.00
??Car expenses: $ 1000.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 350
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1995	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,205	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	Derrick1954	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my off credit cards
Purpose of loan:
This loan will be used to?pay off credit card balances.

My financial situation:
I am a good candidate for this loan because?I am a responsible person.

Monthly net income: $4,260.00

Monthly expenses: $3,586.00
??Housing: $2,036.00
??Insurance: $150.00
??Car expenses: $300.00
??Utilities: $150.00
??Phone, cable, internet: $100.00
??Food, entertainment: $400.00
??Clothing, household expenses $
??Credit cards and other loans: $600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$136.71

Auction yield range:	11.20% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2001	Debt/Income ratio:	42%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,562	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	stevesteve8383	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,750.00	< mo. late:	0 ( 0% )	680-699 (Mar-2008) 620-639 (Feb-2008)
Principal balance:	$820.91	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Just bought house...now what!
Purpose of loan:
Looking to improve on our house we just bought!? Love the idea of Prosper!

My financial situation:
My Wife and I?have?well paying jobs as well as online business.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2003	Debt/Income ratio:	20%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,178	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	return-optimization7	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating Bathroom
Purpose of loan:
This loan will be used?to finance the?updating of my master bath.? ?

My financial situation:
I am a good candidate for this loan because I take pride in being reliable and trustworthy.

Monthly net income: $ 2150

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 110
??Car expenses: $?265?????????????????????
??Utilities: $ 100
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1992	Debt/Income ratio:	8%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	26	Length of status:	20y 5m
Amount delinquent:	$1,431	Revolving credit balance:	$698	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	john0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,700.00	< mo. late:	0 ( 0% )	720-739 (Aug-2008)
Principal balance:	$1,682.11	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Only 1 car with 3 kids..help!
Purpose of loan:
This loan will be used to go from a one vehicle family to a two vehicle family.

My financial situation:
I am a good candidate for this loan because I have worked for the same company for the past 20 years. I am currently making almost 50k per year.? I will be able to repay this loan on time and allow my family to have a reliable car that is safe! My wife is a school teacher and make s a great salary...because of a late payments when she had melanoma, we are having a problem obtaining a loan. The car we have now has 130K miles on it..it is only worth 3k and it will cost us 1k to repair!!? The reason it shows a delinquency is because we got involved in a debt management program and have a monthly payment that we make for all other debts.? The credit report shows them as not being paid, but they are being paid through the program.? Please help us to get a preowned car!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1987	Debt/Income ratio:	64%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	3y 11m
Amount delinquent:	$1,432	Revolving credit balance:	$260	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	43%	Stated income:	$1-$24,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lmart30702	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff off my credit cards
Purpose of loan:
( Mom need to consolidate credit card debt)

My financial situation:
(Good Job)

Monthly net income: $
1500
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 400
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$387.21

Auction yield range:	4.20% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	40%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$62,868	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Capitalist_Soul	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridge Loan to Tax Return
Cash flow is getting a little tight. Had a renter bail on me earlier in the year and just got the condo re-rented to a more qualified individual recently. Household income exceeds 200K and never missed a payment on any debt obligation in my life. I have a very stable sales management position with significant income. Would rather give Prosper a shot than take a loan against the 401k (80K+ balance). Last year's tax refund was $23,500 and expecting the same this year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.20% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1986	Debt/Income ratio:	19%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$28,919	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	responsive-rate6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Russ Loan
Purpose of loan:
This loan will be used to?
Car repairs and help family members
My financial situation:
I am a good candidate for this loan because? have excellent payment history and a credit score of 745.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,295.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$194.29

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1998	Debt/Income ratio:	44%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,848	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	keithgri	Borrower's state:	California	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off (1) Loan & (1) credit card
Purpose of loan:
This loan will be used to? consolidate (1) loan with HSBC Bank and (1) CLOSED credit card with HSBC Bank.? My interest on both the loan and credit card is 29%.

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time for over 7 yrs. plus.? Also I really would like to start saving as much money as possible by paying off my loan/credit cards with the highest interest rates.? I have paid off UCLA Credit within the last week so this will not show on my credit report.

Monthly net income: $ 2404.00????

Monthly expenses: $ 2100.00

??Housing: $ 737
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 60
??Phone, cable, internet: $ 130
??Food, entertainment: $ 275
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 873
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$97.37

Auction yield range:	8.20% - 9.40%	Estimated loss impact:	8.19%
Lender servicing fee:	1.00%	Estimated return:	1.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1983	Debt/Income ratio:	57%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$25,949	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-logical-commerce	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a friend
Purpose of loan:
This loan will be used to pay off my friend.

My financial situation:
I am a good candidate for this loan because I will surely pay my debt back. I don't like owing money. My credit score is good between 700-715. I don't have any payment delinquencies.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1997	Debt/Income ratio:	19%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	46	Length of status:	26y 9m
Amount delinquent:	$4,386	Revolving credit balance:	$3,589	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Helpme15	Borrower's state:	Mississippi	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to?pay off my debt.?Due to the economy I had to take a huge pay cut in order to keep my job and this loan will cure all of my financial headaches all I will have to pay is this loan and my monthly utilities bill and my house payment.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills I am?just having a hard time now due to the economy thats why?I need to get this loan so I can just have one place to pay and not worry about stamps and all the bills that comes in the mail every month.

Monthly net income: $ 2000 Take home?

Monthly expenses: $?
??Housing: $ 655
??Insurance: $100??
? Car expenses: $100 a month for gas?
??Utilities: $?220
??Phone, cable, internet: $?85
??Food, entertainment: $?150?just food (not?Entertainment)
??Clothing, household expenses $0 dont buy clothes and household expenses on a monthly basis?
??Credit cards and other loans: $450
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.98%	Starting monthly payment:	$49.03

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1996	Debt/Income ratio:	47%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,533	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dough-puppy1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping with expenses for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.95%	Starting borrower rate/APR:	21.95% / 24.21%	Starting monthly payment:	$190.82

Auction yield range:	8.20% - 20.95%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1996	Debt/Income ratio:	22%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	28	Length of status:	27y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,724	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	grandpa51	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
honeymoon for son
Purpose of loan:
This loan will be used to?pay for my sons honeymoon?

My financial situation:
I am a good candidate for this loan because? i am on a fixed income and payments will automaticaly be made
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2000	Debt/Income ratio:	4%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,619	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dangrig	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 72% )	640-659 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	9 ( 25% )	620-639 (Sep-2009) 660-679 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 3% )
Total payments billed:	36
Description
Paying off startup debt + tech dev
I am a VERY conscientious borrower (I had a prior Prosper loan that I used to pay some of my credit card debt and have used for down payment on my first home). Since then, I have been working on a consumer Internet startup technology and have incurred personal debt as I invested almost all my personal expenses (along with my partner) into it. I have a great executive job in a major technology company, I love my family and career. I would like to pay my high interest credit card debt. I have graduated with a Ph.D. less than five years ago, and the current debt has been incurred mostly by professional travel and startup-related expenses that haven't been fully refunded. All towards the development of my career. As a result, I am proud to say I am an authority in internet marketing and advertising, but would like to sleep better at night and provide a stress free environment for my daughter, if I could quickly pay my debt. For more information to attest my good intentions, feel free to contact me.

For due diligence, you can search my name, or check LinkedIn.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 7	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	25	Length of status:	6y 3m
Amount delinquent:	$39,719	Revolving credit balance:	$8,125	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	enriched-basis0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay of credit cards
Purpose of loan:
This loan will be used to pay down credit cards

My financial situation:
I am a good candidate for this loan because i believe in paying what i owe?

Monthly net income: $ 3750

Monthly expenses: $ 1285
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,750.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.58%	Starting borrower rate/APR:	25.58% / 27.89%	Starting monthly payment:	$350.59

Auction yield range:	8.20% - 24.58%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,932	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	decisive-transparency	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating high interest debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.72%	Starting monthly payment:	$47.28

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2001	Debt/Income ratio:	22%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$621	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rate-fluffy-bunny	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt!
Purpose of loan:
This loan will be used to pay off a higher-interest unsecured loan with Wells Fargo, while lowering my monthly payments. My fiance and I hope to move by the end of 2010 and I want to maximize my savings during this year - so a lower loan payment would help that.

I have not borrowed from Prosper before, but have been lending for a while now.

My financial situation:
I am a good candidate for this loan because I have a secure job and have never defaulted on a loan or made a late payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.72%	Starting monthly payment:	$47.28

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	61%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	17 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,119	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	truth-pole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Medical Expenses
Purpose of loan:
This loan will be used to pay off a payday loan that I needed to help my 2 year old son.? I have been working very hard to pay off my debt but when my son was diagnosised with Autism I did not have the money he needed for his medical expenses.? I took out this payday loan to get that money?but the interest is over 200%.? This loan would help?me to be able?to pay off this loan and give me an affordable payment plan.? I intend to pay this loan off as soon as possible.?

My financial situation:
I am a good candidate for this loan because I am a hard-worker and I have been successfully paying off my debt by paying over the amount that I owe.? I have never been late on my payments and this payment will be?automatically deducted from my checking account.? I have a stable job that?I have been with for over 6 years.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	11.20% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2002	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,879	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	penny-vault9	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Graduated! Job starts Jan 11
Purpose of loan:
This loan will be used to?pay my bills (and pay off a high interest credit card) until my Job starts Jan 11, 2010 and I receive my first pay check.

My financial situation: Last Dec I moved to Louisiana from Pennsylvania to stay with my sister while I was going through a divorce. (I left with only the items that would fit into my small Hyundai Accent.) My school said they shouldn't have a problem arranging my clinical internships in Louisiana. Unfortunately they were unable to find a facility that would take me. In order to finish school I would have to return to PA in the fall. So for the next 8 months I worked a full-time job at a Law Firm, a part time job at coffee shop and babysat my 6 month old nephew 2-3 nights a week in order to save enough money to return to PA to finish school. My internship ended up being further away from my only housing arrangement than I had anticipated and I had to spend over $50/week in gas in addition to my other other bills. I just graduated (Dec 18th) with my AAS in Occupational Therapy Assistant. My final semester consisted of 16 weeks of full time internship without pay. My savings is now depleted and I still have one more month until my full time job starts Jan. 11th. I have bills to pay and I don't have any family or friends with extra money to help me out.
I am a good candidate for this loan because?I have a guaranteed job starting Jan 11 with an income of $2800/month. I am very frugal and have always lived on a very tight budget. I am also in the process of transferring my Massage Therapy license to LA, so I always have a backup income if necessary.
Explanation of credit score: $5,000 of my revolving credit is due to a tuition payment I had to put on my credit card for my final semester. My ex-husband's income was used to determine my financial need for that semester and I was unable to receive any financial aid. I decided that finishing school sooner than later was priority to secure my financial future. I am always on time with my payments.

Monthly net income: $ 0 today/$2800 beginning next month

Monthly expenses: $1590
??Housing: $600
??Insurance: $
??Car expenses: $100
??Utilities: $200
??Phone, cable, internet: $40
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.20% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1975	Debt/Income ratio:	21%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Bob450	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in Prosper
Purpose of loan:
This loan will be used to?
Use my excellent credit rating to get a loan at a lower rate and use the funds to make selective investments in Prosper.?
My financial situation:
I am a good candidate for this loan because... I have only been late for 1 payment in 40 years.? I have $2,000 per month available after expenses.? I have been investing in the stock market with these extra funds.?Now I want to try investing in Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2000	Debt/Income ratio:	55%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$39,552	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	agreement-patriot	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a new auto
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$226.30

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1995	Debt/Income ratio:	30%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,743	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-transaction-wizard	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards?

My financial situation:
I am a good candidate for this loan because? i have never been late paying my bills , i have a very secure job in the energy sector

Monthly net income: $?5000.00????
Monthly expenses: $
??Housing: $ 725.00????
??Insurance: $ 50.0????
??Car expenses: $ 25.00
??Utilities: $?250.00????????
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 700.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1500.00
??Other expenses: $
home value--95000.00 mortgage amount 89000.00
credit card merrick bank-apr 22.70-balance 2799.12
????????????????capital one??? apr 17.05-?????????????2322.99
????????????????capital one??? apr? 19.80???????????????415.26
??????????????? chase?????????? apr??23.24??????????????2726.39
??????????????? capital one??? apr? 22.90??????????????? 379.00
??????????????? pay pal?????????apr? 26.99??????????????1217.99
??????????????? kohls??????????? apr? 21.90??????????????? 928.29 monthly expenses 2400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	11%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$22	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	4
Screen name:	medkoder	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Prosper lender looking to re-invest
Prosper lender looking to re-invest. I currently have 99 loans as a prosper lender, and growing.? I re-invested previously and paid out loan early with 100% of the payments on time. I compound the interest I lend out, meaning as soon as I get at least $25, I immediately lend it out again.? This significantly increases my return, and allows me to borrow money at higher rates to re-invest it. I have very little debt, very stable career (hospital director).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$204.89

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1983	Debt/Income ratio:	16%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,054	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tolerant-euro	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying used truck
Purpose of loan: I am in need of a diesel truck so I can tow a trailer that I use for moving safes.I have two trucks now a s10 &a GMC 1/2 ton thay bolth lack in power for the job.A Dodge 2500 diesel would be cheeper to operate.And I found one under blue book.Its at a small dealer of tractors
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I pay always & on time Thank You
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$217.74

Auction yield range:	3.20% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1996	Debt/Income ratio:	44%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,761	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	discrete-interest	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the car and credit card!
Purpose of loan:
This loan will be used to pay off my credit card AND car loan.? I just paid off my citibank and Amex cards with this paycheck and it would be great to consolidate the remaining into one payment to focus my efforts.?

My financial situation:
I am a good candidate for this loan because I have a long history of paying my obligations on time.? I suffered a pay cut last year, but after working harder the last 12 months and just getting a raise I am in a good position to pay off debt rapidly once more, and expect a further increase in pay within?2-3 months.? I have never left a creditor unpaid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$39	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	14
Screen name:	blue-powerful-economy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GETTING MARRIED
Purpose of loan:
This loan will be used to prapare for my upcoming wedding.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.

Monthly net income: $ 6900

Monthly expenses: $?2500
??Housing: $ 950
??Insurance: $?100
??Car expenses: $?300
??Utilities: $ 100
??Phone, cable, internet: $?100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1994	Debt/Income ratio:	28%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jenngreenblue	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 7% )	640-659 (Sep-2008)
Principal balance:	$2,533.70	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Catching up since I now have a job!
Purpose of loan:
I got a job (yay!) after ten months of unemployment (boo!) and I need to get caught up on those bills that piled up in the meantime. Once I'm caught up, I can make payments on everything - including a new prosper loan - just fine!

My financial situation:
I am a good candidate for this loan because?I've pared down my life to a smaller apartment, fewer fancy groceries, paid off my car, and spend most of my money on the kids, and my poor-to-fair credit is a reflection of my first marriage and recent unemployment, not my current situation.

Monthly net income: $2000

Monthly expenses: $ 1800
??Housing: $ 500
??Insurance: $?150 ??
??Car expenses: $50 (for gas - the car is paid off)
??Utilities: $ 100
??Phone, cable, internet: $100
??Food, entertainment: $?150
??Clothing, household expenses $?50
??Credit cards and other loans: $ 400?
??Other expenses: $ 300 (daycare)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	31%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	23	Length of status:	0y 4m
Amount delinquent:	$718	Revolving credit balance:	$1,829	Occupation:	Teacher
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	125%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	MomofBGtwins	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008)
Principal balance:	$679.45	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan perfect record, military
I am a good candidate for this loan because I have a perfect payment history with my current Prosper loan, and my family financial situation is continuing to improve over time.? My husband is a military officer and very supportive in helping me get my credit back on track.? He was recently promoted to CPT (O-3).??

I would like to take the time to address my HR status and previous public records in last 10 years that is listed on my file.? -? My husband just completed 8 yrs of college all while working full time in order to graduate medical school.? I was home with four children and to be completely honest we struggled every month during this process causing some late payments.? However we never defaulted on any loans ever.? We just kept paying the minimums and catching up when we could.? He was in the Army Reserve for four years which paid his tuition but with such a large family we had?to borrow for living expenses .? After graduation he went full Active Duty for 7 years and we are working hard to rebuild from the last 8 yrs.? He is working on board certification so we do not get the physician bonuses until he completes this process, but we are very excited about our future. The public record was many years ago, it was state tax due from a return filed years before.? This came as a surprise and we certainly could not pay it in full at the time.? They placed it on both our credit reports.? We made payments including late fees until it was paid in full.? It is still listed under the 10 yrs column, but nothing since.??

My financial situation is different than most, as my husband pays the expenses and my income is primarily dedicated to getting us out of debt and having some much needed spending money after all these years.? I would like to own a home and need to cont establishing good payment history and paying down debt.??

My plan is to pay my last remaining cards off including the previous prosper loan.? (Prosper 680, Chadwicks 550, Capital One 600, Target 200, Discover 400 = 2430)? The remaining 370 is for spending money on our holiday trip this Jan.? This would bring the balances on everything except Discover to 0, leaving a single payment.? My salary of 1126 per month after taxes will more than cover the payment.??

Thank you so much for those who had faith in me before. ?I will continue with my perfect payment history as before.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439192
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$181.26

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	35	Length of status:	2y 11m
Amount delinquent:	$302	Revolving credit balance:	$54,567	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chercarm	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to pay off my credit cards
Purpose of loan:??I am very serious about?reducing my debt, which in part was incurred by helping a sick family member.? Each month,?I spend a significant amount of time paying bills and researching ways to get out of debt permanently.? This time could be spent with my family and growing my small business.?? In fact, the stress related to my current financial picture is impacting my family relationships.? So, I am committed to making 2010 a life-altering year by getting out of debt.???

My financial situation:
Currently, I am working two jobs and have set up a formal budget.?? I utilize a monthly envelope system that is keeping me "honest".? My budget does not include any "fat", ?only real necessities like housing, utilities and food.? My cell phone service is a business necessity for client calls.??I am selling my motorcycle and automobile to pay off debt.??In the past month, I have secured a roommate?to help reduce my living expenses.? I hope this picture accurately reflects my efforts to?regain my life and become debt free.?

Monthly net income: $4100.00

Monthly expenses: $
??Housing: $ 474.00
??Insurance: $50.00
??Car expenses: $75.00
??Utilities: $150.00?
??Phone, cable, internet: $125.00
??Food, entertainment: $400.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 1200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	46	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$437,692	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	GreenEarthSystems	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
I am new to this site and this process. I am a self employed restaurant owner. I currently own (3) franchised Subways and (7) franchised Papa Murphy's. All of these restaurants are located in Denver Colorado. I am in the process of developing more restaurants in Kansas and Missouri. Due to the lending meltdown I have found it necessary to take out more personal debt than I am accustomed to. This debt was taken out to continue my expansion efforts. In fact, all of my personal debt, with the exception of my home, was taken out for business acquisition purposes.

Currently my restaurants do in excess of $4M/year in revenue. I plan to use the funds to pay off personal lines of credit. I have debt, and have managed that debt responsibly my whole life. I have numerous assets beyond the restaurants. I am not in a desperate situation. I simply would like to pay less interest than I am currently.

I would be more than happy to answer any questions that anyone may have.

Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$30.49

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-2004	Debt/Income ratio:	1%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,605	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ganon	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeing Borrower side of Prosper
Purpose of loan:
Since I've got some money invested in Prosper loans, I just wanted to take out a small one myself to understand the borrower's side of Prosper. Also interested to see what (if anything) this does for my credit score. I'm considering this an investment in education. (Although I guess I should have then put "Student use" :)

My financial situation:
I don't actually need the money. My current savings are much greater than my annual salary. I'll probably pay the loan off early just to save the hassle.

Observations on Prosper Borrowing:
It's quite simple to apply for a loan. Answer a few questions, provide some personal information and ta da!

However, I now see why so many people have such lousy loan descriptions - Prosper provides a very poor template to help explain the loan. The template is just HTML, which means the borrower is forced to write HTML to describe their listing. The borrower can't even just write some simple text with carriage returns and expect it to look okay, if they don't understand the purpose of a tag. I'm not sure how a non-technical person would be expected to figure out how to make something remotely pretty, it's not that difficult for a site to integrate a WYSIWYG MS Word-like editor these days.. Oh, and people only have 20 minutes until they are signed out, with no indication of how long they've taken so far, I'm sure that can get frustrating. I'm not sure there's even a preview description option here.. (edit: Ah, you can go back to edit your description from what I assume is the last step of the process)

Prosper asks for quite a bit more information than is displayed, like "Purpose of loan" - Personal or Business? Also I didn't know that you could make "No auction" loans where the interest rate can't be bid down by lenders, not sure why you would want to do that.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.23%	Starting monthly payment:	$367.49

Auction yield range:	8.20% - 21.95%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1978	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	24y 11m
Amount delinquent:	$0	Revolving credit balance:	$652	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BostonOptimist	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rental Property Renovations
Purpose of loan:
This loan will be used to? Totally renovate a recently vacated 2-bedroom apartment in a multi-unit residential building that I own. Apartment was occupied by same tenant for past 42 years and needs a complete remodel to be cosmetically competitive in the market. Renovations to include new wiring, plumbing, insulation, sheetrock, floors, kitchen cabinets & counters, appliances, bathroom fixtures (tub/sink/toilet), and painting. All required building, plumbing and electrical permits have already been approved and issued by the building department. The apartment is in a very stable area, with a very desirable location, overlooking a lake, and will rent quickly and begin generating income once the work is done and prospective tenants can view the actual finished product (most people cannot envision future renovations- they only see what is actually present at the time of viewing)

My financial situation:
I am a good candidate for this loan because? I am experienced real estate investor and property manager, as well as a licensed Massachusetts builder and a licensed Massachusetts real estate broker. I have excellent cash flow from my properties, with low (current) mortgages, and once this apartment renovation is completed (approx 6-8 weeks from loan funding date)?and the unit is rented, I will have a 100% occupancy rate. (Notes: I do own my own home [since 1988], despite?the erroneous "no" designation that?the credit?bureau listed in?the home ownership section; I have submitted proof of ownership to Prosper and am awaiting this designation to be changed to ?yes?; despite having an excellent credit report, the primary reason for a Prosper score of ?C? is because I am self-employed, and therefore do not receive the standard W2 form that is required on Prosper in order to have a debt-to-income ratio calculated and displayed; it is very low)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1987	Debt/Income ratio:	19%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,379	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	glenn30	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 88% )	600-619 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	2 ( 12% )	560-579 (Jun-2008) 560-579 (May-2008) 560-579 (Apr-2008)
Principal balance:	$818.94	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay Off Personal Bills
Purpose of loan:
This loan will be used to? Pay Off Some Personal Bills To Free Up More Cash Flo.

My financial situation:
I am a good candidate for this loan because? paying my first prosper loan off with no problems

Monthly net income: $ 3800

Monthly expenses: $ 1650
??Housing: $ 500
??Insurance: $ 96
??Car expenses: $ 350
??Utilities: $ 56
??Phone, cable, internet: $ 96
??Food, entertainment: $ 160
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 180
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$126.08

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1978	Debt/Income ratio:	16%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,069	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	evechvn	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	780-799 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	800-819 (Jul-2007)
Principal balance:	$1,624.01	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Furnishing My New Home
Purpose of loan:
Furnishing the new home I built

I am a good candidate for this loan because my credit rating is over 800, and I have paid my present Prosper Loan, on time, for the last 28 consecutive months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1991	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$14	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	interest-point	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up funds
Purpose of loan:
This loan will be used to?create a business plan, hire professionals, obtain training and coaching, pay franchise fees and other pre-startup needs?for a very successful men's haircut franchise that I'm trying to open in the DC Metro area.

My financial situation:
I am a good candidate for this loan because the reason my credit score isn't higher is because although I am debt free except for my home?I?didn't know at the time not to cancel my cards which is keeping my score lower than it should be.? Also?the delinquencies listed are 6 years old and not entirely accurate.? Eight of the delinquencies are actually for only?one student loan.? The loan consisted of?8 smaller loans from each semester in college, but only one payment was actual delinquent but is listed?8 times.

Also although I'm currently listed as unemployed, I should be starting a new job in the next week or two paying $85K once my security clearances are approved.

If you have any other questions, please feel free to ask.? Thanks for your consideration and help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$150.86

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2002	Debt/Income ratio:	20%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,382	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dilbert1980	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate debts by paying off high interest debts.
My financial situation:
I am a good candidate for this loan because I have a steady job and income. No dependents and other responsibilities. I have a very good payment history.

Monthly net income: $ 3800

Monthly expenses: $ 2200
Housing: $ 800
Utilities: $ 50
Car expenses: $ 600
Phone, cable, internet: $ 50
Food, entertainment: $ 250
Clothing, household expenses $ 150
Credit cards and other loans: $ 100
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	20%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$310	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	11
Screen name:	cxgoodw	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	540-559 (Oct-2007) 560-579 (Sep-2007)
Principal balance:	$1,904.82	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
2010 MEDICAL CO-PAY INSURANCE
Purpose of loan:?
Original listing was to consolidate, however what I was trying to accomplish was to consolidate to be prepared for my 2010 co-pay coming up. Since my loans are in good standing, I decided to re-list just for the Medical Co-pay.

PR's/DQ's:
PR's and DQ's were from my previous debt and were not removed after my BK.

Why I am capable of paying off this loan:
I have worked in the same profession for 20 years. I am very loyal to my job and due to my Bankruptcy (discharged Oct 2005), I have been been paying my bills on time. ?In addition, I have never been late on my propser loan, except last month, as I had fraud on my account and had to open a new account. Will never be late again.

What the loan will be used for:
This loan would be specifically used to pay off my 2010 Medical co-pay. Having a dialysis bill of over 6k per week, I will be required to pay as soon as the bill arrives.

Debts to be paid with loan:
Medical Insurance Co-pay$3600.00

My Expenses:Monthly net income: $?3000 + 200.00 (HSA ACCOUNT) = 3200.00
Medical Ins is automatically dedicated from paycheck, which I do not count as part of my income or expense.

Monthly expenses: $ 2525
Housing: $?1050
Car expenses: $ 300
Clothing, household expenses/gro $ 350
Credit cards: $?50
Other expenses: $ 175.00 personal loan & $ 200.00 prosper loan
Add'l expenses: gas/dinner/movies/hair/girl stuff.. etc. -?400 .00
IRS: 50.00

Currently have 100.00 bi-weekly added to my HSA. For 2010, I will be required to pay the 3600 co-pay (6k bill). I will stop the deduction to my HSA and pay my New Prosper Loan instead, therefore not affecting my current bills or income.

I have attached a copy of my paystub and if there is any other documentation that you would like, please feel free to contact. Thank you for viewing my listing.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1994	Debt/Income ratio:	19%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,477	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bid-phoenix0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hot Water Heater
Purpose of loan:
Boiler went out inthe dead of winter. Need to replace it.

My financial situation:
Have a steady job with a decent income. Just dont have enough put away for an emergency like this.
Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 125
??Car expenses: $475
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$498.21

Auction yield range:	4.20% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1989	Debt/Income ratio:	21%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	29y 10m
Amount delinquent:	$0	Revolving credit balance:	$49,679	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GoAstros	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	740-759 (Latest)
Principal borrowed:	$22,500.00	< mo. late:	0 ( 0% )	720-739 (Aug-2009) 760-779 (Jan-2008) 760-779 (Dec-2007) 740-759 (Jul-2006)
Principal balance:	$3,132.09	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Still chipping away...
I am a very trustworthy individual who is looking for a 2nd Prosper loan to consolidate payments and pay the interest to people like you vs. the banks.? My outstanding debt is related to putting myself through college to get a MBA along with two children for their undergraduate degree (one is finished and one is almost finished).?

I have significant earning potential and a reasonable debt ratio and have never been late with any payment!? I have successfully paid off one Prosper loan EARLY!!

I hope you'll help me and you will not regret your investment in me.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	8.20% - 8.20%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1995	Debt/Income ratio:	58%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,230	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	commanding-worth	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Retirement home
Purpose of loan:
This loan will be used to?
purchase a Mobile home in a premier retirement community in Mountain Home Arkansas?for season use now and retirement in three years. The home is $15,000. I have $10,000 cash to put towards the purchase.
My financial situation:
I am a good candidate for this loan because?
my?credit problems of five years ago were a direct result of loss of income. Prior to the loss of income, my FICO score exceeded 800 and no payments were ever late. As I rebuild my credit, once again, no payments have been late.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	17.45%	Starting borrower rate/APR:	18.45% / 20.67%	Starting monthly payment:	$127.32

Auction yield range:	14.20% - 17.45%	Estimated loss impact:	15.47%
Lender servicing fee:	1.00%	Estimated return:	1.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1978	Debt/Income ratio:	15%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	22y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,829	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sly2031	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Jul-2008)
Principal balance:	$3,112.16	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Debt Consolidation Fuel Purchase
Purpose of loan:
This loan will be used to? Pay off Credit Cards And Purchase Wood Pellets For Winter

My financial situation:
I am a good candidate for this loan because? I own my own home and want to get rid of my credit cards also have worked at my job for over 20 years

Monthly net income: $ 2592.00

Monthly expenses: $
??Housing: $ 1092.00
??Insurance: $ 106.00
??Car expenses: $ 100.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 85.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	18%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	orange-dollar-director	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some bills
Purpose of loan:
This loan will be used to recoup some money spent on home improvements and to provide some money for Christmas gifts.

My financial situation:
I am a good candidate for this loan because I?always pay my bills. No matter what. ?I do not borrow very often and try to live within my means. I had a lot of home repairs to do when I bought my home that I really had not counted on, which took away my Christmas money.

Monthly net income: $ 1600.00

Monthly expenses: $
??Housing: $ 269.00
??Insurance: $ 89.00
??Car expenses: $ 60.00
??Utilities: $?200.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2001	Debt/Income ratio:	58%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,109	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	efficient-wampum8	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating Tanning Salon Equipment
Purpose of loan:
This loan will be used to?

Partially fund the installation of new tanning beds in our tanning salon. The new beds will help double tanning sales and bring our salon up to date with state of the art tanning equipment. This loan will be a portion of the funds used, with other money coming from personal savings and a private investor.

Anyone who would like to see a business plan I have one outlining our intentions. Also, if you would like to come visit our shop and personally see what we are doing feel free to do so. I would personally give you a tour and explanation of our plan but am unable to do so on this site. I think anyone who came through our salon would be pleasantly surprised with our establishment.

I graduated from USU one year ago with a degree in Business Administration and a second in Entrepreneurship. I am currently living my dream with my wife; she does hair in our tanning and hair salon. In addition we both work together to keep our salon on top of the competition through aggressive advertising and top notch products and services

My financial situation:
I am a good candidate for this loan because?

I have never defaulted on a loan. I am true to my word and have always followed through. With my wife?s income combined with mine we will have the ability to more than cover this loan. My only fair credit rating is due to the unconventional financing of our business with personal credit, leaving myself more integrated and motivated to succeed. Our business is operational and successful and will continue to be so; your help will only accelerate our success.

Thank You in advance.

Monthly net income: $ 26,000
(This is only my personal income from by full time job outside the salon. Our salon currently does an average of $15,000/month, the first five months of the year being our busiest. I currently work full time at our salon and also full time as a food service manager at a local restaurant in town.)

Monthly expenses: $ 1,625
Housing: $ 625
Insurance: $230
Car expenses: $ 0
Utilities: $ 150
Phone, cable, internet: $120
Food, entertainment: $ 100
Clothing, household expenses $100
Credit cards and other loans: $ 200
(This amount includes all personal debts that I am currently paying with my salary.)
(All other debts on my personal rating are business debts paid by our salon, but financed with personal credit.)
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1982	Debt/Income ratio:	36%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	26y 4m
Amount delinquent:	$0	Revolving credit balance:	$26,432	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	volcano7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt and pay fo
Purpose of loan:
This loan will be used to pay off credit cards. Also, help pay for my daughter's upcoming wedding.
My financial situation:
I am a good candidate for this loan because I am honest and pay my debt obligations. I work two jobs and my wife has three. We are very determined to pay off our debts and help our children out.

Monthly net income: $ 6400

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,851	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-fairness-renaissance	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for the wedding
Purpose of loan:
This loan will be used to pay for my wedding expenses

My financial situation:
I am a good candidate for this loan because I have a stable job and showed good borrowing history in the past

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 20
??Phone, cable, internet: $ 80
??Food, entertainment: $ 320
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 80
??Other expenses: $ 110
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439266
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,600.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$205.30

Auction yield range:	3.20% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2000	Debt/Income ratio:	16%
Credit score:	840-859 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,129	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rag2008	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	840-859 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	780-799 (May-2008)
Principal balance:	$4,607.41	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Consolidating Debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.06%	Starting borrower rate/APR:	20.06% / 22.30%	Starting monthly payment:	$557.91

Auction yield range:	14.20% - 19.06%	Estimated loss impact:	14.85%
Lender servicing fee:	1.00%	Estimated return:	4.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$38,773	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bid-proton9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
improving bussiness pay down debt
Purpose of loan:
This loan will be used to? consolidate debt? improve my bussiness

My financial situation:
I am a good candidate for this loan because?never missed any payments in my life
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	42%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	22 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,293	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	salesforce	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 680-699 (Mar-2008) 700-719 (Feb-2008)
Principal balance:	$5,130.07	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
New home office for business
Purpose of loan:
This loan will be used to remodel my home to create an office for a new home business.
I have decided to go for a lower loan amount and do the work myself.

My financial situation:
I am a good candidate for this loan because I have a good job with the same company for over 19 years and?stable income.?I always pay all debts my on time. I currently have a loan with Prosper that will be paid back in little over a year. I have never missed a payment on this loan or been late.

Monthly Income has increased from: $ 6316.00 to 6833.00

Monthly expenses: $
??Housing: $?1764
??Insurance: $ 175
??Car expenses: $ 231
??Utilities: $ 195
??Phone, cable, internet: $ 89
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.00

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1979	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	17y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,768	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bonus-crescendo	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating
Purpose of loan:
This loan will be used to consolidate some debt.? Although my husband and I pay our joint accounts in full each month, I do have a few separate items I would like to consolidate into one monthly payment with a fixed rate.? In addition,?I am looking for an alternative to a credit card.

My financial situation:
I am a good candidate for this loan because I have exceptional credit history- I have never been late and maintain a great credit profile.? I have been employed for approximately 17 years at the same enitity.? Finally, my ability to pay is demonstrated in that, should the situation warrant it, my husband's income is more than suffiicent to pay all our basic bills.? Therefore, if necessary, I could apply all my income toward this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1994	Debt/Income ratio:	40%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	8y 6m
Amount delinquent:	$0	Revolving credit balance:	$27,089	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	merciful-dollar	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my credit cards

My financial situation:
I am a good candidate for this loan because? I always make my payments on time.? I am never late, pay more than the minimum payment.? I want to get out of credit card debt once and for all.? I also have?2 roommates.? The total amount of income I receive from them is an additional 15,600 a year.? My roomates would put in writing how much they pay me every month.? I am responsible hardworking, have been with my company for 8.5 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,009	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	MacFabian	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 660-679 (Aug-2009) 540-559 (Jun-2008) 620-639 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
3rd Prosper Loan: No Late Payments
Purpose of loan:
This loan will be used to? buy carpet cleaning equipment

My financial situation:
I am a good candidate for this loan because? I always pay the money back ontime

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1000????????
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1989	Debt/Income ratio:	21%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,978	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	first-class-p2ploan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payiing off debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1996	Debt/Income ratio:	18%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,548	Occupation:	Skilled Labor
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	careful-treasure4	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
trying to adopt
Purpose of loan.
My wife and i?have been married for14 years and would like to adopt a child but the fees are so high, we?will have to?get?a loan so we can start our family.?
my financial situation:
I am a good candidate for this loan because? i have a steady job and so does my wife.

Monthly net income: $ 2600.00? with both of us

Monthly expenses: $
??Housing: $ 775.00
??Insurance: $ 103.00
??Car expenses: $ 0
??Utilities: $ 135.00
??Phone, cable, internet: $ 59.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $
??Credit cards and other loans: $150.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1975	Debt/Income ratio:	79%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,655	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 10	Bankcard utilization:	61%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Highcourt1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2007)
Principal balance:	$2,150.48	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Paying off high int. credit cards
Purpose of loan:
This loan will be used to? Consolodate high interest credit card debt of $13,000 and my exsisting Prosper loan (balance of $2100) to a lower interest rate.

My financial situation: Excellent. My monthly income is tax free and my living expenses are paid through the family business.
I am a good candidate for this loan because? I have always completely paid my financial obligations, have never missed a payment nor been late. I have had the same bank account with the same bank (Bank of America) for over 30 years. By the way, in the attached photo of me, my wife and five boys, the fellow with the white hair would be me.

Monthly net income: $ 2,829 tax free

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ $684.98
??Other expenses: $ None
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$152.45

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1989	Debt/Income ratio:	5%
Credit score:	860-879 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,585	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unrivaled-kindness4	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping neice with tuition
I need this loan to help my niece pay her tuition. She is an independent college student with deceased parents. She receives a great amount of need based financial aid as well as a Resident's Assistant stipend for free room and board from her school. However, this year she was offered a work study position--little did she know that accepting the work study position would decrease the amount of aid that she receives. Her aid was unknowingly decreased once she accepted the work study position--causing her to increase her balance at the school. Now that registration time for next semester has arrived, she just found out that there's a 6,500 balance on her account, and in order to keep her Resident's Assistant position that qualifies her for free room and board, she has to be registered by the 28th. I can only afford to give her 1,500 cash, an I agreed to help her find a loan to cover the remaining balance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$112.38

Auction yield range:	11.20% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1994	Debt/Income ratio:	38%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$37,531	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	benefit-statue	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an engagement ring
Purpose of loan:
This loan will be used to pay?for an engagement ring?and to consolidate debit and get some credit cards paid off faster.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I am working a lot of overtime right now and my main goal in life?is to get my finances in order and im paying as much as I can every month to get my bills to a minimum so after my engagement I can one day buy a house.

Monthly net income: $ 2400 take home before overtime. 3000 to 3500 after ot.

Monthly expenses: $ 1430
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $ 450
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$166.07

Auction yield range:	8.20% - 11.00%	Estimated loss impact:	6.73%
Lender servicing fee:	1.00%	Estimated return:	4.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1992	Debt/Income ratio:	22%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,703	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	USARRN	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit cards
Purpose of loan:
I will use this loan to pay down credit cards.? I'm looking at more attractive rates from Prosper.com than what I'm getting from one of my credit cards.? With the new laws to be enacted for banks they have raised the rates.? I've never missed a payment but the rates still rise, therefore, minimum payments rise.? I'd rather pay interest to an investor from Prosper.com then to the big banks.

My financial situation:
I am a good candidate for this loan because I pay everything on time and have steady income as a RN/Supervisor of Outpatient Recovery.?I've been RN over 10 years. ?I have also been in the United States Army Reserves for 20 years, going for 30 years.? This month I will have finished my Bachelors Degree online with Ferris State University and will be commissioned as an Officer in the USAR in near future.? I have a mortgage and motorhome?(RV) payment.? Also couple credit cards and a loan with my credit union.? With my credit union I have paid off two vehicle loans recently with the most recent being couple months ago with no late payments.

Monthly net income: $ 5,500.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $75?
??Car expenses: $100
??Utilities: $?80
??Phone, cable, internet: $100
??Food, entertainment: $ 200 groceries
??Clothing, household expenses $0
??Credit cards and other loans: $1800
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	39	Length of status:	1y 11m
Amount delinquent:	$37	Revolving credit balance:	$213	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diligent-value187	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Proprietary Pet Rescue Prod Startup
Purpose of loan:
This loan will be used to fund some stock to fill Pet Emergency Evacuation Kits based on our proprietary platform.? We have 2000 boxes (initial run) available already.? Need to prepare marketing materials, fund display situations (tradeshows, displays, etc.), and fill an initial quantity of boxes that we can use to generate in person sales, at weekend events (with animal charities and groups) and so on. My plan is to fill an initial run of boxes (between 100-200) and hit the road to local area animal charities, offering a portion of the sale for their help in selling units.? The money generated will provide for this loan repayment (in hopefully much less than three years) and fill further boxes to continue the cycle, building up sales, creating a web presence, generating PR, and so on. ? This loan will free me up to truly focus on rapidly building sales of our product.? Our product is currently available and viewable at FUSSYCAT.COM.? I'm seeking this assistance to help our pet friends, pet families, worthy charities, and our family business to become a part of the economic recovery in America (future expansion will include hiring).

My financial situation:
I am a good candidate for this loan because we already have materials ready to go - sales of the product will both fund repayment and future product fulfillment.
Because I am currently under-employed (sub-teaching and tutoring) I don't have the cash available to get things started on my own.? I have the support of loving family members, but they are not able to continue this further.
Monthly net income: $?550.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 450.00
??Car expenses: $ 20.00
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 15.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$100.87

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,523	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	movinup	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	32 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	760-779 (Aug-2009) 700-719 (Apr-2007) 620-639 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Discover Card Freedom
Purpose of loan:
I'd like to pay off my Discover Card balance and rid myself of its high interest rate.

My financial situation:
My husband and I have been successful in the past paying off credit cards with Prosper.? We'd like to start the new year with one less credit card which is currently at 22.99%.??
We had our?second child in July and I work part time as a math and?geology instructor and my husband is a human resources manager.??Our joint income is about $80,000 annually.? I appreciate your help.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,001.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.04

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1992	Debt/Income ratio:	14%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$102,194	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	addydaddy28	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Franchise Purchase
Purpose of loan:
I am opening a Hand & Stone franchise in Lake Mary Florida.? I intend to use this loan for costs associated with opening the business.?

My financial situation:
I am a good candidate for this loan because I have all the funds I need to open the business.? We are 6 weeks away from opening our doors.? I am taking this loan out for 2 reasons: 1) I like to have extra cash on hand for unforeseen expenses 2) I am a lender on Prosper and I am interested in being on the other side of the process.

Just some additional background, I already own and operate a successful business and the opening of my Hand & Stone location is a diversification and expansion.? Last note- I have plans to open 4 more Hand & Stone locations, 1 per year starting in 2011 - 2014.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,985.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$125.61

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1996	Debt/Income ratio:	27%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$48,460	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	WinOtops	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'd rather pay you than Citi & BOA
Purpose of loan:
This loan will be used to pay off two credit card accounts.

My financial situation:
I am a good candidate for this loan because I've never missed a payment on any one of my credit cards, mortgage, vehicles, etc. and don't intend to.? As?the subject states, I'm sick and tired of paying?Citi and Bank of America for these cards.??By obtaining this loan I'm?arranging a?set time (36 months) to have these paid off and removed from my debt load.??All three of these?cards have been cut into very small pieces.? They will never be used again.

Additionally, I've worked in the same industry for more than 10 years.? Over that span of time I worked for the first four years with one company and the latter,?of which I am currently employed,?for six years.

Monthly net income: $3800-$6200? (commission-based)

Monthly expenses: $2900-$3400
??Housing (including insurance): $1230
??Car expenses: $290
??Utilities: $120-300
??Phone, cable, internet: $88
??Food, entertainment:?$100-200
??Clothing, household expenses?$MINIMAL
??Credit cards and other loans: $900 (roughly)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	4.75%	Starting borrower rate/APR:	5.75% / 6.09%	Starting monthly payment:	$363.71

Auction yield range:	3.20% - 4.75%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	3.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,268	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resolute-platinum	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt reduction project
Purpose of loan:
This loan will be used to consolidate personal debt, and enable me to focus energies towards further developing my existing businesses.

My financial situation:
Having demonstrated excellent fiscal responsibility over the past few decades.? As the founder of an information services & consulting business that's been around for about 14 years, I am an excellent loan candidate; great credit score, never late on payments, zero bankruptcies, excellent references, and consistently happy customers. My business supplies IT support & management for small & medium sized businesses throughout the region, the business also enables Virtual Private Server (VPS) as well as both business & customer-owned equipment hosting within a large locally-based datacenter.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1989	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Retired
Now delinquent:	6	Total credit lines:	63	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Directorman2006	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	580-599 (Oct-2008) 620-639 (Sep-2008) 600-619 (Feb-2008) 620-639 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Down Payment
Dear Lenders:????

Recently, my siste's car caught fire and was distroyed.? She has no other means of transportation.? I would like to borrow enough for a good down payment on another car for my sister.? She has no credit, but I have been rebuilding mine over the past couple of years. I would just like to help out my sister, if you good people will lend me this money.? I am an excellent candidte for this loan, as I have had two loans with Prosper and both were paid off ahead of time.? I have always paid on time through an automatic withdrawal from my bank account.? This loan will be paid on time and will always be current.???

You may ask me any questions and I will try to answer them to the best of my ability.? Oh, and one last thing.?

My current financial situation is as follows:

Income per Month:?

Retirement:????????????????????????? ???$ 1,758

Expenses per Month:????

Rent:??????????????????????????????????????????200
Insurance:???????????????????????????????????350?
Utilities and Phone:?????????????????????? 200??

Thanks for looking and I hope you will help me out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$89.91

Auction yield range:	11.20% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2001	Debt/Income ratio:	38%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	useful-platinum	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt to start a new biz!
Purpose of loan:
This loan will be used to pay off a couple small student loans and to consolidate a few other bills. Consolidating will allow me to free up cash for which i plan to start up a small vending machine business. I have spoken with a couple local business man who have agreed to let me put vending machines up. One has 15 employees while the second has 3 locations with 80 employees. Please help me to consolidate so i can have a small monthly payment so that i can start up a small vending machine business. Thanks so much! Any questions just ask!

My financial situation:
I am a good candidate for this loan because I am working two jobs 60+ hours a week. I am a hard worker and have a strong will to succeed. I live at home with my parents and I am not required to pay any living expenses. I am only required to pay my car payment and my cell phone bill and a couple small school loans. I work for UPS and an adult psychiatric center and both fields are very stable. I am currently making around $32,000 a year. I will have no problem paying the monthly payment for this loan. My goal is to pay of this loan in less than a year.I am trying to raise my credit score! I had a few problems with credit cards when in i was in college about 5 years ago which caused me to have a lower score. I am older and more responsible? and truly understand what it means to have good credit. Thanks for your help!

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 0
??Insurance: $0
??Car expenses: $450
??Utilities: $ 0
??Phone, cable, internet: $70
??Food, entertainment: $ 100
??Clothing, household expenses $ 40
??Credit cards and other loans: $200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1980	Debt/Income ratio:	9%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	29y 6m
Amount delinquent:	$8,264	Revolving credit balance:	$1,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	roadking13	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 560-579 (Aug-2008)
Principal balance:	$2,769.78	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
2nd Prosper loan, consolidate bills
Purpose of loan:
I want to combine all my bills into one to get them paid off faster.? I have been working very hard at repairing my credit to which since the last loan my score has increased from the 560 mark to yesterday when I pulled up on credit karma it is up to 665.? I feel that if?I can combine all these together I can pay more on these each month and?hopefully instead of the 36 months I can pay off a little faster than the 36 months.? I have worked and strived hard to get my credit to back where?it was which was excellent and I feel I am on my way and this will help me even more to accomplish this goal.? ? The one bill that is in deliquency for $8400 is a Sears CC and balance had fell behind and went to a collection agency back a few years ago when I was having a hard time but I have had a payment plan with them for over a year feel like I am making a lot of progress.? I have talked with this credit company about a reduction in amount taking off interest and late fees and they are willing to work with me.? If I can get a decrease in this loan to be able to go ahead and pay off this would help me to be on my way of having a debt free life.? Would love to be able to pay this off and therefore I can pay my others off much more faster..? It would just relieve some stress and help to get my credit back to top notch standing.? I feel I have made great progress and just need a little help to accomplish my goal.? Please help me to do that.? Please, Please help me to get to a debt free life.? Your help would be a tremendous help in achieving this goal.

Monthly net income: $ 2950

Monthly expenses: $ 2133
??Housing: $ 1236??Insurance: $?53??????????Car expenses: $ 50??Utilities: $?175??Food, entertainment: $ 100? Credit cards?$320? Loans:? $199
My wife pays for part of the bills and me the other part so that is why I have not included some.
Please, Please help me get debt free, please give me a chance to get everything paid off..??I need your help!!? Thank you so much for yourconsideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$346.90

Auction yield range:	6.20% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1998	Debt/Income ratio:	17%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,370	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	WouldRatherBeFlying	Borrower's state:	Colorado	Borrower's group:	Geek Power!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	760-779 (Latest)
Principal borrowed:	$3,700.00	< mo. late:	0 ( 0% )	700-719 (Mar-2008)
Principal balance:	$1,807.14	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off another credit card
Purpose of loan:
Pay off balance of an HFC 21% interest credit line, taking money away from fat-cat bankers and putting it into the wallets of my peers.

Minimum payment $187 will take 10 years to pay off.
My normal over-payment of $275 will still require 4.4 years to pay off.HFC recently lowered my max. credit line, reducing my credit score by over 20 points.

Financial situation:
Married w/no children (except for the dogs) & a great full time career. I also do work on the side that brings in decent & steady residual income. We have 3+ months emergency funds tied up in long-term investments.

Other than one delinquency in 2003, my credit is spotless.My B rating is due to a high balance/credit ratio. (Boo HFC!)
My current Prosper loan has never been late.
Monthly net income: $? 7900

Monthly expenses: $ 4,862

Thank you in advance for helping me stick it to HFC once and for all by getting rid of this ridiculous high interest and putting the money into the hands of the people that really need it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 16.36%	Starting monthly payment:	$351.57

Auction yield range:	3.20% - 15.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	13.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1984	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,965	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	money-surgeon8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
I am going to try this one more time.
We are looking to remodel our kitchen and one of or bathrooms.? My husband has a friend that is an out of work contractor who will be doing the work at a huge discount to us.? We are considering putting the house on the market this spring and getting this work done will greatly increase our value, and its appeal.? Please help us help a struggling friend and increase our homes value at the same time.? Thank you for your consideration.

We would much rather pay interest to normal people instead of the bank or credit card companies.

My financial situation:
I hope my credit speaks for itself.? I have never had any problems with my financial situation, and I have never had a loan that I haven?t paid back in full.? My husband pays a large portion of our monthly bills and he also pays the car payment that is on my credit report.? If you have any other Questions please feel free to send me a message.?
I am setting the interest rate high in hopes of getting this loan funded as quickly as possible.? Hopefully you guys will bid it down though.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,396	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-majestic-rupee	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting off the New Year right
Purpose of loan:
I will use this loan to pay off a credit card and fix my car. I am trying to start off my new year right. If I could consolidate and start over, I truly believe this year will be a great one for saving and restructuring my finances. I just need a little help to get started.

My financial situation:
I am a good candidate for this loan because?
I have steady work starting after the first of the year.? I have always been very good about making payments, whatever they may be, on time and always a little extra if I can swing it. I may not have a high rating on Prosper, however, if you take a chance on me you will not regret it.

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 350 ???? ???? ????
??Insurance: $ 75
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,750.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$157.77

Auction yield range:	6.20% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	25%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,557	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	p2ploan-party	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards!
Purpose of loan:
This loan will be used to pay off?2 of my credit cards?and most of a 3rd card.??I want to consolidate these bills into 1 payment.

My financial situation:
I am a good candidate for this loan because I have never been late on any payments for anything i have ever borrowed money for. :) I am a very responsible person who always pays on time or early. I almost have my car paid off and plan to pay more on this loan after I have my car paid off.

Monthly Expenses:
Rent- $550
Insurance- $106
Car Expenses- $300
Utilities- $50
Food & Entertainment- $250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1974	Debt/Income ratio:	43%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	27 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	95	Length of status:	18y 4m
Amount delinquent:	$0	Revolving credit balance:	$11,570	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	15
Screen name:	boss315	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOT THIS HELPING MY KID
Purpose of loan:
This loan will be used to close and payoff some credit accounts that were acquired in the process of helping my son who had a wife with unexpected pregnancy complications that insurance did not fully pay for, time off of work for him and two major house repairs on his house? in Wisconsin that had to be done to keep them from freezing.

My financial situation:
I am a good candidate for this loan because I am an educator with a long track record(20 years) at the same job; I am under a continuing contract so I am not going to be going anywhere anytime soon.? I am a good person who got into a crack because my child needed help, nothing more, nothing less.

Monthly net income: $ 18,000(as of July 1)

Monthly expenses: $ 15000
??Housing: $ 4000
??Insurance: $ 400
??Car expenses: $ 1200
??Utilities: $ 600
??Phone, cable, internet: $ 150
??Food, entertainment: $ 450
??Clothing, household expenses $
??Credit cards and other loans: $ 4500
??Other expenses: $ 2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1999	Debt/Income ratio:	42%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$572	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	admirable-asset	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off all?credit cards?and to help me improve my credit.
My financial situation:
I am a good candidate for this loan because I'm very responsible?paying my bills on time.

Monthly net income: $ 1700

Monthly expenses: $
??Housing: $ 100
??Insurance: $ 192
??Car expenses: $ 283
??Utilities: $
??Phone, cable, internet: $ 160
??Food, entertainment: $?80
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 371
??Other expenses: $ 366
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1988	Debt/Income ratio:	23%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	20 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$29,975	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	supergiant6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used to?personal

My financial situation:
I am a good candidate for this loan because?
I do pay my bills on time
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1600
??Insurance: $?150
??Car expenses: $?440
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2007	Debt/Income ratio:	99%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,354	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	balanced-order	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Expenses
Purpose of loan:
This loan will be used to pay tuition expenses, pay for books and my monthly rent, utility bills and other cost of living expenses.
I am a good candidate for this loan because I have an excellent credit score and credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1992	Debt/Income ratio:	44%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$27,382	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	11
Screen name:	upbeat-contract1	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home repair
Purpose ofMy financial situation: My home furnance needs to be replaced and I have a van that needs repairs in order to pass vehicle emssion test.
I am a good candidate for this loan because? I work full time and have alwys paid every bill on time.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sharp-gold3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Car loan
Purpose of loan:
Hello I am requesting a loan to buy a new car, I was just rear ended and my car is a total loss.? I will use the loan money combinded with some money I have in savings to buy a new car.? I would like a loan through prosper versus getting financing at a dealership because I can most likely get a better deal on a car going through a private seller or if I have to buy from a dealership I will have a better chance of getting what I want if I have cash to buy instead of depending on the dealership for financing.

My financial situation:
I make enough money to pay the monthly payments I am self employed and my husband has a steady income.? I am fashion designer I make childeren's clothing see links: http://stores.ebay.com/LilbugClothing , http://www.etsy.com/shop/sweetsassyboutique , I also have a website www.lilbugclothing.com I have just paid a designer to design the website so that is another reason I am in need of a loan, since I have allocated money towards the website.? Normally I pay cash for everything but buying a new car will deplete my savings so I would like to make payments and I plan on buying from a private seller if possible.

Monthly net income: $ $3000 - $4000 on average

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 130
??Car expenses: $ 200
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $ 600

Please feel free to contact me regarding any questions you might have.

Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.25%	Starting borrower rate/APR:	9.25% / 11.35%	Starting monthly payment:	$373.42

Auction yield range:	4.20% - 8.25%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1997	Debt/Income ratio:	16%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$80,444	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	superb-leverage	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing my credit card rate
Purpose of loan:
This loan will be used to refinance my credit card's high rate. I did a cash advance for some emergency repairs needed on an investment property which brought the rate up to 24.99%. I already had a small balance, but credit card payments get applied to the lowest rate first. I would much rather pay you than the bank at a lower rate.

My financial situation:
Always pay on time and have a great job. A high revolving balance exists from education expenses, a business vehicle, and funds used to rehab 3 investment properties, as well as personal expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$253.77

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1999	Debt/Income ratio:	17%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	27y 2m
Amount delinquent:	$60	Revolving credit balance:	$29,870	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	capital-glider	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	640-659 (Sep-2008)
Principal balance:	$5,064.67	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Start Up Business
Purpose of loan:
This loan will be used to?
Fund the set up of the online web site and purchase of inventory
My financial situation:
I am a good candidate for this loan because?
I pay my bills monthly and have a very stable job
Monthly net income: $

Monthly expenses: $
??Housing: $ 391.00
??Insurance: $ 35.00
??Car expenses: $ 200.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 184.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 545.00
??Other expenses: $ 360.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2003	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$503	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orange-yield-curriculum	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MIT Graduate Moving Expenses
Hi,
I am a graduate student at MIT and I need this loan to cover my moving and living expenses for the next two months. I need to relocate to be closer to campus and would like to do it as soon as possible during the winter break. I plan to make monthly payments on this plan. I currently work as a babysitter and I have already secured a paid 20 hour/week internship in January as a law clerk. Additionally the rest of my student loans of 12,000 dollars will be dispersed into my student account in February. This money is designated to cover my living expenses for the rest of the academic year since my tuition was covered with a scholarship from MIT. In other words, I will not have a difficult time making the loan payments. Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1989	Debt/Income ratio:	29%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	4	Total credit lines:	53	Length of status:	6y 11m
Amount delinquent:	$1,335	Revolving credit balance:	$1,237	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	0
Screen name:	SaraJade	Borrower's state:	Utah	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 81% )	600-619 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	11 ( 19% )	600-619 (Jan-2008) 580-599 (Nov-2007) 600-619 (Sep-2006)
Principal balance:	$474.99	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
Continuing my upward momentum!!!
Yay!? I am so excited to be doing this once again.? Seriously!? I just finished paying off my first ever loan here with Prosper.? My credit score has climbed to new heights!? And, so here I am to see if I can keep the "karma" flowing my way.? ;-)

So, here is my current situation.? I have most everything under control.? No late payments anywhere!? However I am trying to clean up my credit report on my own and I have found a few old debts that I would like to pay off and get all the old bad credit off of my report...so that my score can go up even more.? I'm also very close to finishing up what has a been a TWO YEAR battle in hell with a grifter and her posse who hijacked my escrow when my condo?sold!? Yay!? However I would like to use some of that money to also pay off the lawyer who has been helping me out of his own sense of justice for now.

So, the loan is for $5000.? This will help me to pay off all old debts and pay the lawyer some much deserved cash while we wait for the?escrow funds to be released.? Please keep in mind that I have never missed a payment on any of my loans here with Prosper.? Here is the financial information...not much has changed here.

Income (per month)?-
????Salt Lake Community College (Adjunct Professor) - $1,600
????Salt Lake Public Library (Library Aide) -?$640

????Total - $2,260?

Here is breakdown of how it will be spent:

Old Wells Fargo debt - $1000
Old HSBC credit card debt - $2000
Old Verizon bill - $250
Old Questar bill - $150
Old Power bill - $120
Lawyer - $1000

Total = $4520

This leaves me with $480 to pad out my bank account with.

Thanks for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.70%	Starting borrower rate/APR:	24.70% / 27.00%	Starting monthly payment:	$316.81

Auction yield range:	8.20% - 23.70%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2003	Debt/Income ratio:	34%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,834	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ocmoneymaker	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lender looking to Borrow
Purpose of loan:
This loan will be used to consolidate some of?my credit card debt?and give back to the Prosper community. I have three credit cards of my own and owe half of the balance of a business partners credit card. I have?loaned over $13,000 on Prosper and now am hoping to try the borrowing side.

Here are the balances on my credit cards:

Bank of America Platinum Plus card: $2491.26

Bank of America Rewards Platinum Plus card: $1261.54

Schools First Credit Union Gold Visa: $4082.38

My business partner's Chase Freedom card: $12632.85 ($6316.43 is my half)

My financial situation:
I am a good candidate for this loan because I pay my bills on time and am extremely responsible with my finances. I have?$10,000 in the bank?and have other?assets that could easily be turned to cash if ever needed. My only credit hickups occured on a Card I had when I was 18 that I went?past 120 days?delinquent?but?paid it off and?realized that good credit was needed to succeed.?I have worked for the same employer for over five years and have a very solid position in the company.?My reported wages are $43,000 a year. I Also have a few side businesses. I earn between $500 and $1000 a month from my partypartners.com affiliate account. This is residual income and is tied to the amount of money played each month by the 110 people signed up under my account. I have a?pressure washing/steam?cleaning trailer that I rent out for $500 per month plus 10% of?any business that I send his way. The reson for the $500 a month lease is because he?took over accounts that I had previously serviced myself, generating quite a bit of income for him from the start.?I make a significant amount of money buying and?re-selling things for a profit. Last month I bought?a boat for $3500, put $460 into some cosmetic work, and sold it for $5200. I flip boats, automobiles, sporting and concert tickets, gym equipment, cameras and?anything else that I can?guarantee a profit on.

Monthly net income: $4500 avg

Monthly expenses:?
??Housing: $ 800
??Insurance: $ 165
??Car expenses: $ 460?
??Phone, cable, internet: $ 75
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $250 student loan and $550 for the credit cards?I am attempting to consolidate with this loan?
??Other expenses: $350 tithe?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1995	Debt/Income ratio:	38%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,951	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	alwayspugs	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	700-719 (Jun-2008)
Principal balance:	$4,335.36	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
high interest moving loan
Purpose of loan:
This loan will be used to? Payoff high interest moving loan ????

My financial situation:
I am a good candidate for this loan because? I consistantly make on time pymts and very happy to have this loan paid off in a much shorter time frame.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $
??Insurance: $100.00
??Car expenses: $ 150.00
??Utilities: $
??Phone, cable, internet: $ 110.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1990	Debt/Income ratio:	41%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	28y 0m
Amount delinquent:	$0	Revolving credit balance:	$74,496	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	deal-embrace0	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
legal fees from whistleblower case
Purpose of loan:
This loan will be used to? pay off legal fees from whistleblower case

My financial situation:
I am a good candidate for this loan because my job is secure. I am an Air Traffic Controller with 28 years of service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$237.49

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1990	Debt/Income ratio:	19%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$8,070	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	countryoaks	Borrower's state:	Georgia	Borrower's group:	1 4 Auto Homes Trucking related borrowing & lending
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,242.00	< mo. late:	0 ( 0% )	580-599 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
PAYOFF HIGH RATE DEBIT
I heard about Prosper on a talk radio.The way Clark Howard spoke about prosper concept. He showed me the way to payoff credit cards in three years and bulid credit at the same time.

I never thought I could payoff credit cards in three years.

I want to payoff the credit card debit and have only one payment.

Thanks for your help.

Happy bidding
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1997	Debt/Income ratio:	23%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$18	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	4%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	4
Screen name:	ffranktly	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Franchise Tax Board
I will use the loan to pay off a 15,000 franchise tax board debt. i have 8,000 saved, and the balance would be provided by the loan. This would save me the penalties and interests that will continue to accrue, and also improve greatly my credit score, and open up the possibilities to owning a home in the future. i have worked hard over the last 2 years, since a divorce in 2005, to improve my credit, pay all of my late bills to get them current, and have kept them current for at least a year now. there were 2 small problems that popped up. 1 bill stemming from pacbell for 54.00 that i definitely did not agree with, but paid it, and a 122.00 verizon bill, that again, i did not agree with, but paid it in full as well. i keep meticulous care in monitoring my credit accounts and paying them on time, so when i say i didn't agree to the 2 bills, that is not an idle statement. i didn't owe them, but i paid them, so i could move forward.

financially, im very sound. my income consists of 2673.00 per mo. from the VA, and my FAA pension of 2158.00. these are for life, and i can provide documentation. 4831.00 per mo. net total.

i am a great candidate for this loan, as i care mostly about my continued credit. i will have excellent credit one day. also in my favor is the fact that my income cannot be taken from me. i cannot be fired. i worked hard for 26 1/2 yrs as an air traffic controller, and even though i have had some physical problems stemming from injury in the Air Force, i am able to look forward to a good future, with or without this loan.

monthly expenses: 1030.00 for rent 562.00 for car and insurance 295.00 for motorcycle loan 290.00 ftb payment 61.00 motorcycle ins.
250.00 mother's care 78.00 gym 133.00 utilities 305.00 phone/cable/internet 225.00 food 115.00 entertainment + gas

Total 3279

i have paid off over 9k in vets bills in the last 18 months for my cat's care. thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$114.57

Auction yield range:	17.20% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1993	Debt/Income ratio:	10%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Retired
Now delinquent:	1	Total credit lines:	30	Length of status:	4y 10m
Amount delinquent:	$45,835	Revolving credit balance:	$3,074	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	coco1100	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off the IRS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$85.44

Auction yield range:	4.20% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1996	Debt/Income ratio:	6%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,758	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	48%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	BOBBUCK	Borrower's state:	Washington	Borrower's group:	Me and Others
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	740-759 (Jul-2008)
Principal balance:	$413.09	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Making necessary repairs to my home
????Purpose of loan: The Sewer line to my home has broken and needs to be replaced. I have had a couple of bids and it is going to cost around?four to five thousand.?The front porch and sidewalks need to be removed to gain access to the line. After repairs are made we will need to put back in a deck to replace the removed areas.

My financial situation:
I am a good candidate for this loan because?I have most of the money already available but need to have full amount before the repairs begin. I have an existing loan with Prosper and have not missed a payment. I own three homes and am a very responsible person. I hope you can consider helping me with resolving this issue with my home and I will not let you down. I have made loans to others on prosper and now I would like your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.83%	Starting monthly payment:	$44.46

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1990	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,266	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	finance-emperor8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of rent
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$812.00

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,249	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ore-battalion7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to? consolidate debt.

My financial situation:
I am a good candidate for this loan because? I got some good news that I'll be starting a new consulting job next week doing data analysis. Since things are looking up, I thought this would be a perfect opportunity to be proactive and start 2010 off with some wise financial planning. Consolidate debt and pay it off are the goals for 2010.

Thank you for considering my situation. Happy Holidays and may 2010 be filled with health and happiness.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.25%	Starting borrower rate/APR:	18.25% / 20.46%	Starting monthly payment:	$906.95

Auction yield range:	17.20% - 17.25%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	115%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$86,422	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	determined-commitment	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.? I wish to eliminate my credit card debt completely.

My financial situation:
I am a good candidate for this loan because I am a steady worker and have a fixed monthly income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439105
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$291.23

Auction yield range:	17.20% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1993	Debt/Income ratio:	17%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,770	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	the_Diet	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Debt
Purpose of loan:
This loan will be used to?
To payoff my credit cards and become totally debt free.? I am trying desparetly hard to pay off my cards but just can't seem to put a dent in them due to the high interest rates charged by the banks.? I am currently trying to make the monthly payment plus an additional amount each month, but the balances just do not seem to be going down.? I am hard working and dedicated to a goal once set.? My current goal is to pay off my credit cards and then go on a vacation after I save enough money to do so.? I have not had a vacation in 10 years.?
My financial situation:
I am a good candidate for this loan because?
Currently I am living with my mother and have a very low monthly income.? I only have my cell phone and car insurance to pay for, plus normal expenses like food and have to pay 1/2 of utilities.? My car is paid off (one of my goals I set for myself) and also am currently trying to save money as well as pay off the credit cards.?
Monthly net income: $ $2,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 68
??Car expenses: $?100
??Utilities: $ 30
??Phone, cable, internet: $ 77
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,950.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$91.76

Auction yield range:	3.20% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,504	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	creed99	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off two high-interest credit cards that I used in 2007 to pay for unexpected auto and home repairs.

My financial situation:
I am a good candidate for this loan because my household income is stable and actually increasing. We've cut our household and business expenses while increasing?our household and business?income. I no?longer live on credit and have been living on a cash basis since 2007. If I can get this loan, I can continue to make the same monthly payment as today and therefore pay off principle much more quickly!

Why lend to me?
?I have a wife of 15 years, two young children. We have serious financial goals and debt elimination is important to us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1986	Debt/Income ratio:	24%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	3y 8m
Amount delinquent:	$18,975	Revolving credit balance:	$6,319	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	direct-credit9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my debt
Purpose of loan: This loan will be used to consolidate my debt and ultimately pay it all off and live on a cash only basis.? Ultimately, I want to improve my credit rating and have a fresh start.

My financial situation:
I am a good candidate for this loan because I have a good job with annual pay raises.? I have been employed as a?supervisor in the same industry for 19 years.
I work for a school district.? I am single and raising 2 children.
Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1,562/mo with escrow
??Insurance: $ 236/mo
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2002	Debt/Income ratio:	23%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,598	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	shaftymon	Borrower's state:	Michigan	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 92% )	720-739 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	1 ( 8% )	680-699 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Moving across the world....
Hello,? I am a US Military Veteran still working for the Government as a civilian contractor in Saudi Arabia and will be moving to Colorado?in a month or two for another "sensitive" government job traveling back and forth from Afghanistan making at least $140,000 a year.? In the mean time I want a cushion to help with my move across the world then the country as well as a down payment on a place to live.? I once borrowed $20,000 from Prosper at 19% with a very small income and paid it off within one year.? This loan will be paid off within 4 months and then I will start lending money!

If you have any personal questions please feel free to contact me at????? ?s c o t t @jnsproperties.com.

God Bless and Merry Christmas,
-S??c o t t
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$421	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exponential-interest	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Senior Year
Purpose of loan:
This loan will be used to cover tuition and books for my final semester of college.? I'm a business student with a 3.7 GPA, who fully understands the implications and responsibilities of credit.? If given the entire year, I would be able to pay for it without taking out a loan, but there wouldn't be any room for error if my car were to break down or something unexpected of that sort.

My financial situation:
I am a good candidate for this loan because, for my age, I have a good credit history.? According to CreditKarma.com, my credit score is 715.? Also, I have $5,000 invested in a brokerage account to back up this loan should my income be insufficient, which is unlikely. Remember, by June I'll have a Bachelor's Degree and will be working full-time.? I'm responsible, I'm timely, and I'd like to build up my credit history before graduation.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,970	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fan916	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion Throughout So FL
Purpose of loan:This loan will be used to continue expanding Flair Magazine aka Flair Advertising Group throughout more cities in Broward County in South Florida.? Flair Magazine (flairad.com) is a reputable unique upscale direct mail magazine which is currently serving six cities in Broward Country and is directly mailed to over 90,000 single family homes and businesses. You may?visit?flairad.com to view?all of our magazines issues online.?? Flair Magazine?aka Flair Advertising Group also provides unique upscale web design and graphic design services. The funds will be used to?acquire bigger office space, office furniture, computer systems,?color laser printers to help the company grow and generate more leads and business.? Flair Magazine was started 4 years ago with one magazine during the peak of the recession and has grown substantially throughout the years?even in a troubled economy.My financial situation:
I am a good candidate for this loan because I currently own a successful business that produces over $150,000 annually with over $300,000 in sales.? Please visit my website at FLAIRAD.COM and view our magazines online.We also offer postcard direct mail design and printing.? Once you see the kind of work we produce on a monthly basis you will want to invest in this company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$218.68

Auction yield range:	11.20% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1999	Debt/Income ratio:	>1000%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$91,752	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wsmcollc	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Television Station
Purpose of loan:
(explain what you will be using this loan for)? Television Station basic start up costs Technical equipment, office space, sales draws.

My financial situation:
(explain why you are a good candidate for paying back this loan)
? I pay back what I borrow.
Monthly net income: $

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 50
??Car expenses: $ 140
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$121.00

Auction yield range:	8.20% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1990	Debt/Income ratio:	25%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,609	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	azscott	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards at?a lower interest rate and over a fixed period of time.?

My financial situation:
I am a good candidate for this loan because I have a solid employment history (over 9 years with my current employer).? Also, I have successfully paid off a peer-to-peer loan in the past.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1986	Debt/Income ratio:	10%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	3	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$233	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	compatible-p2p3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGH INTEREST BILLS
Purpose of loan:
This loan will be used to?Consolidate bills, work on the car, update work cloths,pay for braces on daughter.

My financial situation:
I am a good candidate for this loan because I pay my bills ..............?

Monthly net income: $ 3600.00

Monthly expenses;2987 00
??Housing: $ 1150.00
??Insurance: $ 142 00
??Car expenses: $ 200 00
??Utilities: $ 125 00
??Phone, cable, internet: $ 124 00 ???????
??Food, entertainment: $ 450 00
??Clothing, household expenses $ 150 00
??Credit cards and other loans: $ 650 00
??Other expenses: $ 146 00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$108.76

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	48%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	69	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,321	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	liongrad	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-659 (Dec-2007)
Principal balance:	$633.32	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Pay off Credit Card Debt
Purpose of loan:
This loan will be used to pay off my credit card debt.

My financial situation:
I am a good candidate for this loan because I have a secure full-time position that will help me pay back the loan. And at a good rate I can pay off my credit card debt and continue to improve my financial standing. I just bought a house, and that is why my credit listing has dropped a little bit. I had previously been a renter and now I own my home and have on-time payments monthly. The one credit card I want to pay off is a Wells Fargo card that they dropped the credit limit on the card so my use to limit ratio is high. I had contacted the company numerous times regarding my perfect payment record with them and they refused to work with me, that is why I want to pay off the balance and get rid of the card. They are also jacking up the interest rate, so it has become no longer a good fit for me.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $?800
??Car expenses: $ 70
??Utilities: $ 70
??Phone, cable, internet: $ 20
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	11%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,721	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	transaction-keeper4	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
surgery
Purpose of loan:
This loan will be used to?pay for surgery. ?

My financial situation:
I am a good candidate for this loan because I am able to pay the loan off within a short period of time. I gross $7056 per month and I will receive a raise in January on 2010. My credit score was excellent until I had a divorce a couple of years ago. I have been working on my credit but it takes a few years to return to an excellent score. I work for the federal government.? In my field, in order to keep my career with the federal government, I must keep all bills and debts current without delay or I will lose my position. Therefore I will not become delinquent on any of my payments and I will pay off the loan as soon as possible. Please consider my loan application favorably.

Monthly net income: $ 4836.78

Monthly expenses: $ 2154
??Housing: $ 1000
??Insurance: $ 124
??Car expenses: $ 500
??Utilities: $ 80
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$294.65

Auction yield range:	8.20% - 10.00%	Estimated loss impact:	7.21%
Lender servicing fee:	1.00%	Estimated return:	2.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1992	Debt/Income ratio:	48%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$37,042	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	albatross318	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my credit cards
Purpose of loan:
This loan will be used to pay off my credit card.? I pay my credit cards on time every month.? This will allow me to pay one payment instead of 3 every month.

My financial situation:
Both my wife and I work full-time.? We have been both at the same job for abut 5 years.? My wife is an architect and I work in a library union job which is very secure.
We have a house for the last 4 1/2 have years and never been late on a payment.?? Thank you for your consideration of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2002	Debt/Income ratio:	18%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	7	Length of status:	24y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,855	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	serene-p2ploan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pet Boarding Expansion
Purpose of loan:
This loan will be used to expand my busy pet boarding business to add?a second pet boarding location.?My business?is cageless boarding of dogs and in-home care of other pets. My dog boarding business at my?home has outgrown?my facilities and I am partnering with a vet to?develop a pet care center with boarding, medicine and grooming.?
My financial situation:
I am a good candidate for this loan because I have owned my home for 25 years and never made a late payment. I have no bills other than a small mortgage and a small credit card balance. My income comes from a government pension (70%) plus a note payment (30%) from?my?niece who always pays on time. My business earns over $1,000 month on average and I expect the 2nd facility to grow to the same volume also.?
Monthly net income: $
4,300.00
Monthly expenses: $ 1,700.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$659.81

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1998	Debt/Income ratio:	19%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$30,146	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	famous-cash5	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1977	Debt/Income ratio:	18%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	42	Length of status:	21y 7m
Amount delinquent:	$7,033	Revolving credit balance:	$24,853	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	orange-benefit-confidant	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
get out of debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i want to get out of debt and with debt consolidation my credit cards will be paid off.? I will be able to pay $20 - $300 per month payoff.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.50%	Starting borrower rate/APR:	20.50% / 23.00%	Starting monthly payment:	$56.13

Auction yield range:	8.20% - 19.50%	Estimated loss impact:	6.95%
Lender servicing fee:	1.00%	Estimated return:	12.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1993	Debt/Income ratio:	84%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$38,093	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	looking_ahead	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Fresh isn't easy
Purpose of loan:
During my final semester at college, I was involved in a head on car wreck, with nerve and muscle damage,?causing debts to occur that I had no income for due to the injuries.? I have been paying on them, and have been working in a full time teaching position now for three years, with prior years being half time.? Since that time,?I want to take ownership in my own debt, and not have the burden against my parents, as well as other outstanding debts that I have in my own name.

My financial situation:
Being a school teacher, I have employment weather being in the classroom full time or as a substitute teacher.
Debt incurred includes school loans that I was not successful in getting paid off as of yet also.? I have one of my two school loans paid down to half the original balance, with my?debt with Sallie Mae?consolidated.

Revolving debt in my name is not necessarily all mine - 1 credit card currently held against me is my sisters however I was a signer on the card.

Recently bought a newer vehical for getting back and forth to work - which may be held against my credit score as well, I have had the vehicle refinananced to 5.99% interest rate.

Monthly?gross income: $ 2307.79
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.49%	Starting monthly payment:	$55.75

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1997	Debt/Income ratio:	109%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	57	Length of status:	7y 6m
Amount delinquent:	$143	Revolving credit balance:	$4,672	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	pious-benjamins	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repairs 2 go home for Christma
Purpose of loan:
This loan will be used to? pay for car repairs, and food. I have a 2003 Toyota Matrix XR that needs a number of repairs so I can drive home for Christmas. Any additional funds will be used to purchase food (I have special dietary restrictions) to take with me when I drive home.

My financial situation:
I am a good candidate for this loan because? I have continually employed since I was 14 years old. I am currently employed by the University of Pittsburgh as a graduate research assistant. I have been offered a teaching contract at Duquesne University for the spring semester. I also have a side job pet sitting. I will receive an additional $600 per month for teaching at Duquesne. I also receive federal loans to offset the cost of living in Pittsburgh.

Monthly net income: $ 1900- 2000 (1600 from University of Pittsburgh, $300+ from pet sitting)

Monthly expenses: $
??Housing: $ 620
??Insurance: $
??Car expenses: $265
??Utilities: $ 35
??Phone, cable, internet: $ 114
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $ 33
undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$249.48

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1987	Debt/Income ratio:	45%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,482	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	felicity-sage6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest debt
Purpose of loan:
This loan will be used to pay off high interest debt that I have accumulated.? I am recently engaged and wish to create a better life for my husband-to-be and myself. I am working hard to pay off my debts but find myself only able to make miniumum payments on my high interest debt.?

My financial situation:
I am a good candidate for this loan because I am guaranteed a pay check every 2 weeks. I am currently serving active duty in the U.S. Air Force.?I have a little less than two years in this enlistment (which will make my time in 8 years). I plan on making the military a career so I can support my family and serve my country.? I work as a medical technician and am also currently working hard to finish my Associate's of Science Degree. I will have it completed after two more classes which will be completed in March 2010. Again, I deserve a chance to be granted a loan because I am a hard worker who just lost her way temporarily. I have seen the error of my ways and and working hard to fix the mistakes I've made.? If you have any questions, please feel free to ask. Thank you very much.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 550.00
??Insurance: $ 250.00 (car and?renters' estimate monthly)
??Car expenses: $?326.00 monthly
??Utilities: $ 80..00 electric/gas monthly estimate
??Phone, cable, internet: $ 200.00 monthly?estimate (cell, internet)
??Food, entertainment: $ 300.00 monthly estimate
??Clothing, household expenses $?50.00-100.00 monthly estimate
??Credit cards and other loans: $ remainder of money i have left ( estimate is around -?600.00 monthly)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 17.70%	Starting monthly payment:	$34.20

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2003	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,079	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	thaceisbac	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying cc and Parents
Purpose of loan:
This loan will be used to pay off a credit card and pay my parents back on a personal loan. Although I don't need this loan to cover either loans I mostly want to establish history on Prosper. I'm a long time Lender and looking to be a first time Successful Borrower.

My financial situation:
I am a good candidate for this loan because I have a stable government position, adequate savings, and I live within my means. I am very careful about my credit and I never miss payments or make late payments. My revolving credit shows over $2000 and this is because I have a 0% interest for 12 months loan on my bicycle that I intend to continue paying until the promotional period ends. The current balance on that loan is $1485 down from $1785.

Monthly Income:? $2,300
Rent: $310
Insurance: $104
Car payment:$296
Cable, Internet, Phone: $35
Credit Cards:$65
Utilities:$40
Food, entertainment:$250
Travel: $75
Misc:$75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439177
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$239.41

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1996	Debt/Income ratio:	6%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$442	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	value-miser9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards
My financial situation:
I am a good candidate for this loan because? I have a great salary and ive been at my employee establishment for over 8 years.? Im doing this to get a lower?percentage on interest.? I pay my bills?and figured ide try prosper out after hearing great things about them ?Thanks in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	32%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,926	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	XIII	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying hospital and credit cards
Purpose of loan:
This loan will be used to pay off hospital bills and credit card debt. I have had a trying quarter. I sprained my wrist in August, had emergency gall bladder surgery, and my mother died in November. With all these circumstances I had to take time off from work which of course cost me even with insurance. I had to resort to credit cards to help pay copayments, bills, and funeral?costs because of the loss of wages during this time.

My financial situation:
I am a good candidate for this loan because despite my current circumstance, I have had perfect credit. I pay my bills on time. I work each and everyday, in addition to working on my doctorate full time. I am very conservative. I don't spend frivolously. I know with this loan I would be able to get back on the better side of credit again.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1689
??Insurance: $
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$872.90

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2002	Debt/Income ratio:	32%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,979	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	TrustSteve	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rehab a new kitchen and bathroom
Purpose of loan:
This loan will be used to rehab a kitchen and bathroom.?We have been living in?this?house for 3 years now. It was originally built in 1972, and haven't had any upgrade done yet.?Last month the?kitchen sink started to leak and we think it is about time to do some home improvement on the kitchen and bathroom while the labor for construction is the lowest for years.?

My financial situation:
I am a good candidate for this loan because I have never been late on any of my payments. I have a annual salary of over $62,000 a year on W-2. I have a credit score of over 780, somehow prosper's system doesn't give me a good rating. I called them and they said it is because I have 4 inquiries in the last 6 months. Well, of course,?I was shopping?a few banks to get a better rate. I think prosper's credit rating system is ridiculous, at least not reflecting my real credit.

My current mortgage payment is $870 per month,
car payment is $208 per months,
Capital one visa credit card payment is $15 per month,
Citi bank master card payment is $60 per month,
Another citi bank master card payment is $15 per month.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,365.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	30.50%	Starting borrower rate/APR:	31.50% / 33.90%	Starting monthly payment:	$188.91

Auction yield range:	8.20% - 30.50%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	21.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1975	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,324	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	american7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
The purpose of this loan is to clear high interest rate credit cards and consolidate debt.??

My financial situation:
I have great credit and pay my?bills on time every month. It is ridiculous paying 30%+ on my existing cards.?I have been meaning to consolidate these for awhile just haven't gotten?around?to it.??

Monthly net income: $ 5420

Monthly expenses: $
??Housing: $?1700
??Insurance: $100
??Car expenses: $ 200
??Utilities: $ 40
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 480
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$682.78

Auction yield range:	17.20% - 20.50%	Estimated loss impact:	26.16%
Lender servicing fee:	1.00%	Estimated return:	-5.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2004	Debt/Income ratio:	49%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,066	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	desbynac	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$3,596.49	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
take my small business to 2nd level
Purpose of loan:
This loan will be used to?$3500 to pay off the 1st loan,5000 to my shipping company(American?Export Newark nj)?to buy the prefered member status:containers'll be drop and pick up in flint instead of me having to drive up one car at the time to nj.3000 for new compressor and professional spray guns.$6000 with a little bit from my saving and i can get two wrecked good cars at the next auction. i started with less than $3000 a year ago:$6500 loan. Paid?$4000 to Bank?Of America credit card,sold?sold my dodge caravan and started buying more cars. Today i 'm shipping them to Africa and i bought a foreclosure house(cash),no more rent $450 in my pocket every month.most of all i'm keeping my laon payment on time..thanks God and the the Lenders of Prosper i actualy escaped the GM syndrom here in flint i even got one friend and my cousin working for me and staying out of trouble as there're all laid of from their job?. Even if the loan this time is not to be funded i'm not giving up,not until i get to the top.38 years?old i'm not too young anymore...That says it all. thanks again to those who helped me last year merry xmas to all.?

My financial situation:
(THIS WAS LAST YEAR)I am a good candidate for this loan because?i believe in my self.with this loan i will repair my credit and continue buying cars,fixing them myself and reselling them online?.i own an isuzu vehi cross a mitshubishi galant a honda civic coupe and dodge caravanand a kia spectra that i'm driving to work.i could even pay off my debt but these cars are my asset and they give me the strengh not to panic?prior to the reality of michigan desastruce economy...i'm convinced that with this loan i'll have my little shop by 2010.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 488 NO MORE
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $ 25
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400(223 PROSPER LOAN)
??Other expenses: $ 100
NOW I SPEND ALMOST TWICE OF THESE AMOUNTS, BECAUSE OF MY SUPPLIES:PAINT BODY FILERS THINNER PARTS SAND PAPERS MASKING TAPES REPLACEMENT TOOLS...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.20% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1984	Debt/Income ratio:	68%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 7m
Amount delinquent:	$0	Revolving credit balance:	$118,206	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	motivator6	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Debt Consolidation"
Purpose of loan:
This loan will be used to?
Home Improvement (build a fence and update my house for re-sale purpose)

My financial situation:
I am a good candidate for this loan because?
?I have lots of credit and have never been late on anything. I have been on my job for 25 years, lived in my home for 12 years so I definitely show stability. I work at a bank, along with having rent houses, and I buy and?sale property as I can for additional income. I am short on cash at the moment due to paying out over $17000.00 in the month of November, paying the IRS and, property taxes.?
Monthly net income: $
$7000.00
Monthly expenses: $?4700.00
using: $ 862.00
??Insurance: $ 65.00
??Car expenses: $ 425.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?600.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 2000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1991	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,465	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Boda	Borrower's state:	Oregon	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008)
Principal balance:	$2,167.92	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Pay off credit cards,loan,taxes
Purpose of loan:
This loan will be used to? Pay down on high interest credit cards. To pay off a high interest pay day loan..?and to continue with my son's education..

My financial situation:
I am a good candidate for this loan because? I'm known as the workaholic. I consistantly work 50 hours a week, 40 hours at my primary job, and 10 hours at my secondary job..? My work is steady. I have worked at the same job for the last 14 years, which is a medical assistant at two different health clinics.My secondary job I have worked consistantly for them for the last 11 years. I have proved myself to Prosper that I make my payments consistanly every month on time,and I have?never made a late payment for the? 17 months as my record shows.

Monthly net income: $?3,300 + my son works 36 hours a week, and contributes? $550.00?to monthly expenses.? Total Net: $3,300

Monthly expenses: $ 2,300
??Housing: $ 725.00
??Insurance: $ 141.00
??Car expenses: $ paid off-Gas? $40.00
??Utilities: $?150.00
??Phone, cable, internet: $125.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$800.82

Auction yield range:	3.20% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1994	Debt/Income ratio:	34%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$35,772	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	superb-order5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.

My financial situation:
I am a good candidate for this loan because I am working hard but didnot do a good job managing money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$764.48

Auction yield range:	17.20% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	14 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	6y 7m
Amount delinquent:	$20	Revolving credit balance:	$14,064	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	generosity-photon	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just moved into a new house
Purpose of loan:
This loan will be used to improve our house. We have just sold our old house and have purchased another house. We would like to use the money for the remodeling of the interior and some added exterior features. We would like to put in hardwood floors, new countertops, removal of trees, privacy fence and repainting of interior walls. We were only allowed to borrow the purchase price of the home even though we have $40,000 in positive equity. We cannot refinance the loan because we have just received the house loan. We also would pay it off in a short period of time instead of over a 30 year loan. We have researched and chosen to do the projects that will bring the most value to our home. NOTE: I have $0 creditcard debt. The balance listed above is for a business card that has between 10-18k charges and payed off every month.

My financial situation is that I have owned my own company for the past 6 years. We have done between 800-950k in the past 3 years. We have down sizes our house from a $480k house down to 60k house. :
I am a good candidate for this loan because our new house already has positive equity in it and this will only increase the value even further. The good news is that if only part of the money need is raised then we will only do the projects that we have received a loan for.

Monthly net income: $ 5500.00

Monthly expenses: $1788.00
??Housing:Wife pays payment
??Insurance: $0
??Car expenses: $1233
??Utilities: $170
??Phone, cable, internet: $85
??Food, entertainment: $300
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1995	Debt/Income ratio:	49%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,061	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payout-plato	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off my Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I pay my bills on time and am a trustworthy person?

Monthly net income: $ 2, 1000

Monthly expenses: $
??Housing: $ 695
??Insurance: $ 180
??Car expenses: $ 475
??Utilities: $ 50
??Phone, cable, internet: $ 160
??Food, entertainment: $ 20
??Clothing, household expenses $ 200
??Credit cards and other loans: $? 200?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$301.94

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2002	Debt/Income ratio:	26%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,305	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TARGIE474	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2008)
Principal balance:	$1,724.71	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to? Consolidate my credit cards. I want a chance to just pay one bill instead of various bills with different interest rates/APR's. ?

My financial situation:
I am a good candidate for this loan because? I have taking out a loan before and I have paid all of my monthly payments on time.

Monthly net income: $ 2010.00

Monthly expenses: $ 1000.00
??Housing: $?650
??Insurance: $
??Car expenses: $
??Utilities: $ 150.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	19.55%	Starting borrower rate/APR:	20.55% / 22.79%	Starting monthly payment:	$224.67

Auction yield range:	8.20% - 19.55%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	12.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,013	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	repayment-cycle	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying an engagement ring
Purpose of loan:
My girlfriend and I own a house and are thinking about having a child.? I am a good candidate for?this loan because I pay my bills on time,

My financial situation:
Income
3,200 - my monthly income after taxes.
Expenses
900 - mortgage , utilities and house expenditures
1,000 - micellaneous spending
300 - business loan payment
2,200 - my monthly expenditures

This leaves 1,000 a month in free cash flow

Equity
350,000 house
50,000 business - this consists of 650,00 in busness equity and 500,000 in business debt = 150k divded by 3 partners
15,000 - stocks and vehicle
415,000 = total amount of equity

Debt
214,000 house loan
6,000 - credit card loan to busines
220,000 total debt

My Total net worth is - ?195,000

My girlfriend and I make a combined income of around 100,000 a year

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	red-stylish-listing	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get out of Payday Loan Trap
Purpose of loan:
This loan will be used to eliminate payday loans.

My financial situation:
I am a good candidate for this loan because I pay my bills on time. I am currently in the payday loan trap which is costing me approximately $1500.00 per month. By obtaining a loan from Prosper, I will be able to save approximately $1200.00 per month. It will definately help my situation and my health.

Monthly net income: $ 3000.00

Monthly expenses:?
??Housing: $ 1125.00
??Insurance: $ 180.00????
??Car expenses: $ 240.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 125.00
??Food: $ 200.00
??Credit cards and other loans: $ The only other debt I have is the payday loans which run about $1500.00 per month?
??Other expenses: $ 50.00 (medical)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$374.22

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2005	Debt/Income ratio:	51%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,894	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mrdre	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	0 ( 0% )	600-619 (Apr-2008)
Principal balance:	$2,757.49	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off debt
Purpose of loan: To pay off credit card debt
This loan will be used to: Pay of all my debt
My financial situation: It is in good standing
I am a good candidate for this loan because: I'm using it for a good cause and the money will be paid back in three years
Monthly net income: $ $2300.00
Monthly expenses: $750.00
Insurance: $ 150.00
Phone: 50.00
Cable: $30.00
Internet: $ 30.00
Food $100.00
Entertainment: $ 10.00
Clothing $10.00
Credit cards and other loans: $4500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1983	Debt/Income ratio:	25%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,628	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bzylady	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-639 (Feb-2008) 600-619 (Dec-2007) 640-659 (May-2007)
Principal balance:	$299.66	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
College Bound!
Purpose of loan:
This loan will be used to?finance my sons 2nd semester of college?AND my daughters 1st semester.?

My financial situation:
I am a good candidate for this loan because i have made great payments on my current loan.?????????

Monthly net income: $ 3700

Monthly expenses: $ 800
??Housing: $ 900
??Insurance: $ 200
??Car expenses: $200
??Utilities: $ 150
??Phone, cable, internet: $200
??Food, entertainment: $ 150
??Clothing, household expenses $150
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1994	Debt/Income ratio:	41%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	6y 8m
Amount delinquent:	$1,593	Revolving credit balance:	$14,296	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Tammycast	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 87% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 7% )	620-639 (Jun-2008) 620-639 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	1 ( 7% )
Total payments billed:	15
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off High intrest rate credit cards
My financial situation:
I am a good candidate for this loan because? I am working very hard to build stronger credit for myself.. I am very trust worthy and work hard to make life better.

Monthly net income: $ 2,500.00

Monthly expenses: $ 2,045.00
??Housing: $?700.00
??Insurance: $ 100.00
??Car expenses: $ 250.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1995	Debt/Income ratio:	22%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,188	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	versatile-order	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off debt such as credit cards and revolving accounts?

My financial situation:
I am a good candidate for this loan because?I've been working very hard to get my credit back in shape by paying everything promptly?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $?1374????????
??Insurance: $90
??Car expenses: $917
??Utilities: $250?
??Phone, cable, internet: $60
??Food, entertainment: $500
??Clothing, household expenses $400
??Credit cards and other loans: $350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$421.24

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1981	Debt/Income ratio:	13%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$15,174	Occupation:	Professional
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-independent-duty	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit cards
Purpose of loan:
This loan will be used to?? Pay off some debt?

My financial situation:
I am a good candidate for this loan because? I have a great job, I am?a Team Manager, Sr. Underwriter and have been in this line of work for over 30 years. I am trying to clean up my credit

Monthly net income: $ 4,000.00+

Monthly expenses: $
??Housing: $666.00
??Insurance: $114.00
??Car expenses: $600.00
??Utilities: $100.00
??Phone, cable, internet: $75.00
??Food, entertainment: $200.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $550.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$300.09

Auction yield range:	11.20% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1991	Debt/Income ratio:	33%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$10,781	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jldus	Borrower's state:	Louisiana	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	30 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-779 (Oct-2009) 760-779 (May-2008) 740-759 (Jun-2007) 760-779 (Feb-2007)
Principal balance:	$2,432.10	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

paying off high interest rate credit cards. discover i owe $5,300 and citi card i owe $3700

My financial situation:
I am a good candidate for this loan because?
my credit is excellent i'm never late on any payments and this woulld be my 3rd prosper loan all have been paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$382.06

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1995	Debt/Income ratio:	58%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Retired
Now delinquent:	2	Total credit lines:	26	Length of status:	7y 8m
Amount delinquent:	$827	Revolving credit balance:	$596	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	generosity-magnifico	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my daughters debt
Purpose of loan:
This loan will be used to? pay off my daughter's debt after college. Dear prospective lender, our situation is as follows: I have a good credit score but a low income- and my daughter has a good income but not such a great credit score. She graduated from college a few years ago and took on more debt than she was able to handle, currently paying high interest on credit cards, totaling almost $800 per month - which, does not even touch the balance of the debt which, is close to 10,000. She has a history of paying off her loans, to date, college loans have been paid in full (documents available upon request) and besides for making some bad financial choices in the past few years due to personal reasons, that can be disclosed further if you are the right person to lend to us, she is a very responsible young woman. The problem is her credit score which will take a few years to fix for her to be able to borrow on her own and in the mean time it pains me to see her financially stuck, stressed, and paying so much money every month that is being thrown out into the wind because the balance remains pretty much the same on the debt. Therefore, with her income and my credit we are praying and hoping to have the opportunity to work as a mother/daughter team and find the right lender. Letters of reference are available upon request from community leaders, Rabbi's and other such figures to attest to who we are and our word of honor. We look forward to hearing from you and welcome any additional questions you may have. Thank you for your time and interest!
My financial situation:
I am a good candidate for this loan because? I have an excellent credit score - a history of making timely payments, and the financial backing of my family as security for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$82.73

Auction yield range:	8.20% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	39%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,158	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	camaraderi-summoner	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory
Purpose of loan:
This loan will be used to? purchase inventory for a large account that will be closing in January

My financial situation:
I am a good candidate for this loan because? I have been a business owner in the commercial and residential water treatment industry for 8 successful years.? Initially I needed $3500 for inventory and to open a sub office.? I dipped into my own capital to open the sub-office now I just need a little bit of capital for inventory to purchase equipment for a large commercial deal closing in January.? With my current supplier I have a credit line of $6500 not quite enough to cover all the purchases I need.? Unfortunately my rating with prosper is a C I'm not sure why but that's how it is, I have decent credit but I guess just a lot of it.? I've been a prosper customer before account # 27795 and there has never been an issue with prosper getting their payment.? Lastly my lovely wife is a successful chiropractor for 7 years, so when you see my expenses know that I don't pay them all by my self my wife also contributes.? Thank you so much for your consideration whoever looks to loan.

Monthly net income: $ 4500.00

Monthly expenses: $ 2029.00
??Housing: $ 600
??Insurance: $ 247
??Car expenses: $ 418
??Utilities: $ 175
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 225
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2003	Debt/Income ratio:	>1000%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$732	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	deal-cycle7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$301.94

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1996	Debt/Income ratio:	33%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,092	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tenacious-dollar1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to?pay off credit card debt

My financial situation:
I am a good candidate for this loan because?I have a secured job.? In addition, my credit score is where it is based on the amount of debt I have and not the result of poor payment practices.?

Monthly net income: $ 3458

Monthly expenses: $
??Housing: $ 1565
??Insurance: $ 83
??Car expenses: $
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 60
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439285
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$90.52

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1997	Debt/Income ratio:	9%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$68,902	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chicago13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to payoff a credit card with the goal to reduce interest.

My financial situation:
I am a good candidate for this loan because a have a stable income and has been with my company for 2 years.? I am working to elimate our debt by reducing interest payments.? Cars are paid off, house was refinanced.

Monthly net income: $ 5,112

Monthly expenses: $
??Housing: $ 1,560
??Insurance: $ 150
??Car expenses: $?160
??Utilities: $ 182
??Phone, cable, internet: $ 135
??Food, entertainment: $ 600
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$153.80

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2000	Debt/Income ratio:	20%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	11y 4m
Amount delinquent:	$1,125	Revolving credit balance:	$708	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cosmos740	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 640-659 (Oct-2009) 660-679 (Aug-2008)
Principal balance:	$2,040.70	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
New Year,New Start
Purpose of loan:
This loan will be used to?pay off a $1300.00 balance on my grandson's tuition. I currently pay $75.00 a month on this, but am hoping to get this loan to pay it off. I have another Prosper laon that I would also pay ($2000.00 balance) - hoping to?consolidate these into one monthly payment.

My financial situation:
I am a good candidate for this loan because? I always pay my bills before I do anything else. I will have the payments automatically debited from my bank account. I have been with my current employer over 10yrs. I have a?Prosper loan from 15 months ago that is current and in good standings. The monthly payments for that loan?are debited from my account & have?never been late.

Monthly Income:? $2100.00

Monthly expenses: $ 1800.00
??Housing: $?500.00
??Insurance: $?175.00
??Car expenses: $ 100.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?125.00 (Prosper loan)
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	11.20% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1998	Debt/Income ratio:	43%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$57,444	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tyler12tig	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used pay off a credit card and get a lower interest through here.?

My financial situation:
I am a good candidate for this loan because I am making the payments to the bank at a 27% interest rate. I just want a lower rate.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 600????????????????
??Insurance: $ 120
??Car expenses: $ 460
??Utilities: $ 0 - included in rent.
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1997	Debt/Income ratio:	24%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	87	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$23,478	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	jadesmommy2003	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last debt Pay-off and recovery
Purpose of loan:
This loan will be used to?
?I have paid off most of the debt I incurred due to cancer treatments without insurance and unfortuantely I was living off of credit card with my family for awhile. The cards I have left I am having a hard time paying down because I was paying minimum payments they lowered my limits and rasied my rates so I ended up paid over the limit fees and 30 plus % interest. So, this is what I have left of $75,000 and just would like to be able to have a bill to pay a large chunck with a lower interest rate to close all.
My financial situation:
I am a good candidate for this loan because? I recently took on a promotion and have a second job that provides the yearly wage you see. I have paid the other debts down on my own but am just needing help again the high interest rate and last of the high end medical bills. I will clearlybe able to pay an automatic payment one or twice a month to payoff and greatfully do so.

Monthly net income: $ 9500

Monthly expenses: $
??Housing: $ 2667
??Insurance: $ 200
??Car expenses: $ 696
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Other expenses: $ company paid
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439307
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$207.99

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2001	Debt/Income ratio:	30%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,309	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	quiz19	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-619 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off credit cards
Purpose of loan:
I succeeded to pay off my previous Prosper loan, and now am requesting a new loan to continue clearing off my credit card debt.? I was doing fine until I was laid off a couple months ago so that set me back a little.??Luckily, I obtained a new job fairly quickly and am now starting to get back on track in eliminating my debt.?

My financial situation:
I have never missed a payment before and have always had a high credit score, but because of student loans and taking on an auto loan for my parents, it has gone down since so I am trying my best to maintain my score at its status right now and clearing off debt so it may start to get better.?I think one of the skills I lacked coming out of college is the ability to control my spending/finances, which I never learned in school, so I'm learning the hard way,? but I have full confidence that I can be debt free very soon.

Monthly net income: $3,000

Monthly expenses: $2,345?
??Housing: $775??
??Insurance: $200
??Car expenses: $400
??Utilities: $40?
??Phone, cable, internet: $30?
??Food, entertainment: $200?
??Clothing, household expenses: $100
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$164.16

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2003	Debt/Income ratio:	48%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,897	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kind-p2p-magnolia	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I will use this loan to pay off my credit cards. Though I have not used these cards in over a year, the interest rates keep going up and I can't seem to pay them off.

My financial situation:
I am a good candidate for this loan because I work at a steady job and will pay off the loan before it is due.

Monthly net income: $
$2288.00
Monthly expenses: $
??Housing: $ 300.00
??Car expenses: $ 200.00
??Utilities: $?0.00 (included in rent)
??Phone, cable, internet: $ 50.00
??Credit cards and other loans: $ 400.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1997	Debt/Income ratio:	28%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,219	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	loot-tom-tom	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
life after divorce
Purpose of loan:
This loan will be used to?
My husband left me holding the bag.? Quitting is not an option so I am digging my way out.
My financial situation:
I am a good candidate for this loan because? I have no record of ever being late with my payments.? I wont start now. My word is my bond

Monthly net income: $ 3500
Monthly expenses: $ 2000
??Housing: $ 650
??Insurance: $ 300
??Car expenses: $ 450 Utilities: $?250?
??Phone, cable, internet: $?200??
? Food, entertainment: $ 300
??Clothing, household expenses $?100
??Credit cards and other loans: $?200??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.50%	Starting borrower rate/APR:	30.50% / 32.89%	Starting monthly payment:	$256.36

Auction yield range:	17.20% - 29.50%	Estimated loss impact:	36.23%
Lender servicing fee:	1.00%	Estimated return:	-6.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	25%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	4y 7m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Nov-2009) 640-659 (Oct-2009) 640-659 (Sep-2009) 660-679 (Mar-2008)
Principal balance:	$2,066.06	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Re-list-Please help Thanks
Purpose of loan:
This loan will be used to? help pay my cc debt and Property taxes and possibly to use as a down payment on a used vehicle.

My financial situation:
I am a good candidate for this loan because?This is repeat of a previous listing.? Please help me. I have always tried to pay my immediate obligations and by paying down my cc debt my financial and dti will be better and I will have more to pay off any additional debt. I am current on my present Prosper loan and have had no late payments and have never missed one either.Thanks for your consideration. The delinquencies have been resolved.? I would like to thank previous bidders.

Monthly net income: $ 3892

Monthly expenses: $ 3626
??Housing: $ 1651
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$94.56

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1993	Debt/Income ratio:	30%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$54,359	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-travels1	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card
Purpose of loan:
This loan will be used to pay off credit card?debt, and to consolidate multiple cards into one payment.?

My financial situation:
I am a good candidate for this loan because I want to do the right thing and pay off my debt.? I can comfortably afford to pay for a loan.? I am an educator who believes in taking responsobility for one's situation.? I would like to use this loan to pay off two cards and consolidate the payment into one amount.

Monthly net income: $4500.00 (includes rental income and income from a second, part-time job)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439325
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1990	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	4y 4m
Amount delinquent:	$43	Revolving credit balance:	$3,228	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	awesome-liberty	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my rolling credit card debt.

My financial situation:
I am a good candidate for this loan because I have a consistent income, and?have a?commission check worth?$18,000.00 coming by the end of February.?

Monthly net income: $1,395.00 after medical is deducted.?

Monthly expenses: $
??Housing: $ 0????
??Insurance: $
??Car expenses: $
??Utilities: $?90????????
??Phone, cable, internet: $ 220
??Food, entertainment: $?800
??Clothing, household expenses $?300
??Credit cards and other loans: $?3,000 owed (some times don't?spend anything on credit card.)?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,900.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$409.50

Auction yield range:	8.20% - 27.00%	Estimated loss impact:	8.65%
Lender servicing fee:	1.00%	Estimated return:	18.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2001	Debt/Income ratio:	28%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	26y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,691	Occupation:	Chemist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	car2843	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Feb-2008)
Principal balance:	$4,692.01	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Pay off credit cards/personal loan
Purpose of loan:
This loan will be used to pay off?a personal loan and?consolidate?a couple of?credit cards which have recently raised my rates and lowered my limits.
My financial situation:
I am a good candidate for this loan because I have been employed by the same company for over 26 years. This loan along with my savings will allow me pay off my current personal loanand several credit cards which will significantly lower my monthly obligations. I have a current prosper loan which I have made on time payments on for 21 months.
Monthly net income: $ 4542 (after 401K contribution and insurance)
Monthly expenses: $ 3690 (will be reduced to $3470 with this loan)
??Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 200 for gas and maint.
??Utilities: $?300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $?1740 (will be reduced to $1520 with the proceeds of this loan and applying savings to my debt)?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$509.35

Auction yield range:	17.20% - 28.99%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$99	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	4
Screen name:	tsho1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off?Medical bills.

My financial situation:
I am a good candidate for this loan because i have a solid job and a?Master degree in Economics.

Monthly net income: $ 6400

Monthly expenses: $?4500
??Housing: $ 1600
??Insurance: $ 97
??Car expenses: $?425
??Credit cards and other loans: $?300
??Other expenses: $ 2078
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$268.68

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1998	Debt/Income ratio:	24%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$29,350	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	balance-kung-fu	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start a Business
The purpose of this loan is to restore my father's car, an American car from 1968 and sell it to Europe(France). Can't name the car's brand due to Prosper' s privacy policies reason.

Ask me I will tell you.

I have different interested buyers in France.

The cost of the restoration will be around $5000, then $3400 for the cost of transportation and taxes.

The car will be transported by ocean freight till Calais in France.

Once in France, the interested buyers will purchase the car.

The estimated selling price is $40000.

From the day we will receive the loan to the day we will restore and sell the car it will take 8 months or less.

I will begin monthly payments for the loan each month after the loan is received.

Once the car is sold I will pay back the full amount of the loan.

I estimated to pay back the full amount of the loan in between 6-8 months at the very most.

If you have any inquiries please send me a question or ask me for my phone number, I will be more than happy to answer any questions you may have.

This is a sure deal, the only thing missing is the loan then the work is for me, I'm very excited, I hope you'll be for me.

Happy Holidays !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1999	Debt/Income ratio:	17%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$172	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	transaction-alien	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financing for an Engagement Ring
Purpose of loan:
This loan will be used to purchase an engagement ring!? I will be receiving a significant bonus in January and in February?based on sales, but would like assistance to purchase the ring prior to my bonus so that I can propose on New Years Eve.

My financial situation:
I am a good candidate for this loan because I have already landed significant accounts for 2010 that will net me significant commission checks. I will be able to repay the loan in full by March 2010.? I have not been able to generate the savings I would have liked by this point in the year due to obligations of keeping up with student loan payments and sluggish 2009 sales (attributed to economic factors).

Monthly net income: $ Averages around $4000

Monthly expenses: $
??Housing: $ 1160
??Insurance: $ 25
??Car expenses: $0
??Utilities: $ 50
??Phone, cable, internet: $ 40?
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500 for student loans
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	17.20% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2007	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$11	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ore-piledriver	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Loan
Purpose of loan:
This loan will be used to... help pay for college expenses

My financial situation:
I am a good candidate for this loan because? I can pay this loan back and will pay it back on time.? My credit score is important to me.

Monthly net income: $

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $ 80
??Food, entertainment: $ 100
??Clothing, household expenses $?50
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1976	Debt/Income ratio:	40%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	31y 9m
Amount delinquent:	$575	Revolving credit balance:	$41,799	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	2BhapEagain	Borrower's state:	Georgia	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay the taxes on "Tara"
One of my favorite movies is "Gone With the Wind".? I'm reminded of the scene where Scarlett dresses up (her?outfit created with?drapes from?Tara) and goes to Atlanta to try to see Rhett who is locked up in jail.?? She needs money to pay the taxes on Tara.?? While I'm not Scarlett and I don't own a plantation, I do have the ever-evil problem of needing to pay my property tax.?? This has been a hard year for all!?? Adding insult to injury, my husband who is self-employed, broke a foot in August of this year.?? His job calls for him standing up most of the time.?? His foot is still not up to par and can only now work 1/2 day or so.?? Since August, I've had to help pay his bills (shop rent, utilities, expenses, etc.) along with mine (regular mortgage, household utilties, etc.) and it's put quite a strain on us.?? With property tax and a few other miscellaneous items needing to be paid and soon, I'm seeking help.? Personal bank loans are hard to get now-a-days even with a perfect score.? Having to use credit cards to help pay bills has put a dent in my debt to income ratio so that my credit score does not look good, but I assure you I am a firm believer in paying on time and have always done so.??? I would appreciate very much if you would help me out in my current situation.?? Please don't let them take my "Tara".?
Purpose of loan:
This loan will be used to? pay property taxes, doctor bills from my husband's accident, and a few other miscellaneous bills.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time.?? While some will walk away from debt, I am a firm believer in paying on time.? I've worked at the same place for over 30 years, lived in the same area for over 30 years, and been married to the same man for over 30 years!?? I'm pretty?conservative and responsible; I'm not going anywhere!?? While my credit report may or may not show one deliquent account, that account has been straighted out and cleared up.

Monthly net income: $2700???

Monthly expenses: $2143?
??Housing: $ 823
??Insurance: $ 60
??Car expenses: $245
??Utilities: $ 75
??Phone, cable, internet: $90
??Food, entertainment: $?75
??Clothing, household expenses $25
??Credit cards and other loans: $?750
??Other expenses: $

I do expect a wage increase this year along with my husband getting better and being able to work full-time again.? Bless you in advance for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	RoseAngel	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,330.00	< mo. late:	0 ( 0% )	660-679 (May-2008)
Principal balance:	$1,795.20	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Fund supplies & licensing 4 studio
Purpose of loan:
This loan will be used to??pay for business licensing and supplies for my new art & design studio in a new city. Improvements to the (small) leased studio are necessary-- paint, safety railing, lighting, heaters, exhaust fan, etc. I will also need new signage & some advertising help.? My business collaborator will do all the labor on improvements.?

My financial situation:
I am a good candidate for this loan because? I have a high level of integrity, and I am committed to honoring my agreements.? I am confident that I will be reliable and complete in my repayment of this loan.? I know that this move will lead to greater success in my endeavors, and I am looking forward to the new opportunities that are already coming my way.? I currently have a well-paid project on board that requires the studio space for me to complete it.?
??? ?My low credit score is related to divorce & subsequent bankruptcy in 2005. I am working to gradually re-build my life and my credit score. Thank you.

Monthly net income: $1500

Monthly expenses: $ 1300
??Housing: $ 600
??Insurance: $
??Car expenses: $ 150
??Utilities: $ 30
??Phone, cable, internet: $ 70
??Food, entertainment: $ 300
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 45
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2007	Debt/Income ratio:	18%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$126	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hopeful-wampum7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In Need Of A New Car.
Purpose of loan:
This loan will be used to purchase a new vehicle at the same time as helping me establish better credit for my future.

My financial situation:
I am a good candidate for this loan because I'm responcible with my debts (pay in full) and have maintained a steady job over the years.

Monthly net income: $
1200
Monthly expenses: $
??Insurance: $ 80
??Car expenses: $ 90
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ as used
??Clothing, household expenses $ as needed
??Credit cards and other loans: $ as used
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$312.21

Auction yield range:	6.20% - 14.05%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2003	Debt/Income ratio:	8%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,202	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dotnetforce	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my loans with higher interest rates. I had taken loans for my sisters marriage with higher interest rate due to less time. I am looking to reduce the interest rate.

My financial situation:
I have a very good credit score and been a prompt person in paying back. Kindly check details and please help me out.

Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2004	Debt/Income ratio:	34%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,547	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	interest-competitor9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my debt
Purpose of loan:
This loan will be used to pay off my credit cards and debt. I owe $3,200 to world finance, $2,500 to CareCredit, $950 to Capital One, $800 to credit plus, $650 to American Eagle, and $400 to Summit Medical Group. I am only able to pay the minimum amount due, and if I had one bill that would be around $350 one time a month then I could take the rest from my next pay check and pay more. It is so spread out right now?that I have bills due every couple of days. This makes it really hard to live and raise a family.

My financial situation:
I am a good candidate for this loan because I work very hard, and pay all of my bills on time, just too many and would be a lot easier for myself to manage them if it was just one payment each month. I also attend school at DeVry University and am having to pay them $1,500 dollars every term which makes it hard for me to make all of those payments. I just would like to get organized and make one payment a month to cover all of these costs.

Monthly net income: $2,000

Monthly expenses: $
??Housing: $629.00
??Insurance: $80.00
??Car expenses: $0
??Utilities: $150.00
??Phone, cable, internet: $75.00 only have a cell phone?
??Food, entertainment: $200.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $500.00
??Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$163.30

Auction yield range:	11.20% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,768	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	reverent-camaraderi	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Down Credit Card Debt
Purpose of loan:
I'm looking to use this loan to pay down a credit card balance I racked up while I was going to college. Books, Utilities and other things (some home furnishings and an apartment deposit) added up and I wasn't able to work enough while getting my degree to keep a zero balance from month to month. Getting a loan at a more competitive interest rate will allow me to pay off the loan faster and have more money left over to begin saving in earnest for the more important things in life - a new car, down payment on a home etc.

My financial situation:
Now that I have graduated from school and have a steady full-time job, I am able to make significant payments towards my credit card debt each month and begin lowering my revolving credit balance. I am looking to the Prosper community for a loan to make those payments at a much lower interest rate than the one my card currently has. I have an ongoing contracting position with a private company right now that is very secure and I'll have no difficulty making the monthly payments - I would just prefer to be making those payments at a healthier interest rate and to the Prosper community and not a giant banking company.

Monthly net income: $ 2,500

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 60
??Car expenses: $ 60
??Utilities: $ 90
??Phone, cable, internet: $ 60
??Food, entertainment: $ 150
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.82%	Starting borrower rate/APR:	19.82% / 22.05%	Starting monthly payment:	$630.22

Auction yield range:	11.20% - 18.82%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1975	Debt/Income ratio:	13%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,324	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	gelglc	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	740-759 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	740-759 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Buying a truck to use for delivery
Purpose of loan:
I am a partner with my son with a ten year old company that provides linen rental service to accounts such as country/golf clubs, private clubs, small medical clinics, and unique private restaurants and we are starting a new location by purchasing an existing business. The accounts use the same concept and are secured by three year contracts with the customer plus we have some accounts where the customer own the linen. The average account is a 20,000 per year sales and and we need a good reliable used truck in order to make deliveries to our customers. I am looking for anyone who is interested in providing a loan for the vehicle over a three term.

My financial situation:
I am a good candidate for this loan because each loan is tied to increasing the revenue of the linen rental company. The loan will only be executed when we have found a satisfactory vehicle. We want the funding available so in the current economic environment we can negotiate the best deal. With son's 25 year experience in the linen rental business and with my more than 35 years in engineering and small business management I believe that we are a good risk for an investor.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1989	Debt/Income ratio:	30%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$89,179	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-gold-satellite	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying tuition
Purpose of loan:
This loan will be used to?pay tuition for my son for one semester.

My financial situation:
I am a good candidate for this loan because?I have never missed a payment on anything, and have enough income to easily make maypemtns on this loan.

Monthly net income: $ 9820

Monthly expenses: $
??Housing: $ 1584
??Insurance: $ 380
??Car expenses: $ 870
??Utilities: $ 400
??Phone, cable, internet: $ 120
??Food, entertainment: $ 1200
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 2150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1995	Debt/Income ratio:	20%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Golfer65	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 94% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	2 ( 6% )	680-699 (Nov-2009) 680-699 (Sep-2009) 640-659 (Nov-2007) 700-719 (Jan-2007)
Principal balance:	$647.48	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Kings Hwy Bar & Grill
The purpose of this loan is to open a family owned & operated Bar & Grill in Myrtle Beach, SC. Loan will be used to do some simple renovations to current bar & restaurant, and purchase needed supplies & inventory. Also I currently hold a SC off premise beer/wine license for our mini mart, (financed through Prosper) and will need to obtain an on premise liquor license.

Currently I am the owner of Beachside Grocery (formally Whispering Surf Mini-Mart), and hold the position of General Manager of our family owned and operated Holiday South Motel, also in Myrtle Beach.

I am a good candidate for this loan because I am in good standing with my first Prosper loan of $10,000 (current balance of $960) which is scheduled to be fulfilled in January 2010. My credit score is around 700, I?m told my credit is weak due to not carrying enough credit. I am confident in the success of this venture. The Bar & Grill is in a great location off of one of Myrtle Beach?s busiest highways, with a population of approximately 15,000 within a 5 mile radius. The restaurant will do a good breakfast & lunch business catering to the many local businesses in the area. We will also carry an extensive dinner menu available to the bar in the evenings..
Thank you for taking the time to review my listing. And I thank you in advance for having the confidence in me to bid on my listing.

Monthly net income $3200
Monthly expenses:
Housing $800
Insurance $75
Car Expenses $160 fuel & maintenance
Utilities $175.00
Cable ,Phone ,internet $200
Food & entertainment $300
Clothing , household expenses $75
Credit Cards & loans -Prosper $327 (last payment due January 2010)
Information in the Description is not verified.